As filed with the Securities and Exchange Commission on April 30, 1998

                                                      REGISTRATION NO. 333-58757
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                         POST-EFFECTIVE AMENDMENT NO. 1

                                       TO
                                    FORM S-6

                                ----------------

                    FOR REGISTRATION UNDER THE SECURITIES ACT
                 OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

                                ----------------

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                              (EXACT NAME OF TRUST)
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                               (NAME OF DEPOSITOR)

                                ----------------

                                ONE AMERICAN ROW
                           HARTFORD, CONNECTICUT 06115
          (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                             DONA D. YOUNG, ESQUIRE
                  EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                                ONE AMERICAN ROW
                           HARTFORD, CONNECTICUT 06115
                (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)

                                ----------------


                                   COPIES TO:

            MICHAEL BERENSON, ESQ.                                     EDWIN L. KERR, ESQ.
JORDEN BURT BOROS CICCHETTI BERENSON & JOHNSON LLP                          COUNSEL
          1025 THOMAS JEFFERSON ST. NW                     PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                 SUITE 400 EAST                                         ONE AMERICAN ROW
            WASHINGTON, DC 20007-0805                              HARTFORD, CONNECTICUT 06115

                                ----------------

Approximate date of proposed public offering:

    It is proposed that this filing will become effective
     (check appropriate box)
         [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
         [X] on May 1, 1999 pursuant to paragraph (b) of Rule 485
         [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
         [ ] on pursuant to paragraph (a)(1) of Rule 485

    If appropriate, check the following box:
          [ ] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

N-8B-2 ITEM               CAPTION IN PROSPECTUS
-----------               ---------------------

     1                  Phoenix and the VUL Account
     2                  Phoenix and the VUL Account
     3                  Not Applicable
     4                  Sales of Policies
     5                  Phoenix and the VUL Account
     6                  Phoenix and the VUL Account
     7                  Not Applicable
     8                  Not Applicable
     9                  Legal Proceedings
    10                  The Rider
    11                  Investments of the VUL Account
    12                  Investments of the VUL Account
    13                  Charges and Deductions; Investments of the VUL Account
    14                  The Rider
    15                  The Rider
    16                  Investments of the VUL Account
    17                  The Rider
    18                  The Rider; Investments of the VUL Account
    19                  Voting Rights; Reports
    20                  Not Applicable
    21                  The Rider
    22                  Not Applicable
    23                  Safekeeping of the VUL Account's Assets
    24                  Not Applicable
    25                  Phoenix and the VUL Account
    26                  Charges and Other Deductions; Investments of the
                          VUL Account
    27                  Phoenix and the VUL Account
    28                  Phoenix and the VUL Account; The Directors and Executive
                          Officers of Phoenix
    29                  Not Applicable
    30                  Not Applicable
    31                  Not Applicable
    32                  Not Applicable
    33                  Not Applicable
    34                  Not Applicable
    35                  Phoenix and the VUL Account
    36                  Not Applicable
    37                  Not Applicable
    38                  Sales of Policies
    39                  Sales of Policies
    40                  Not Applicable
    41                  Sales of Policies
    42                  Not Applicable
    43                  Not Applicable
    44                  The Rider
    45                  Not Applicable

N-8B-2 ITEM               CAPTION IN PROSPECTUS
-----------               ---------------------

    46                  The Rider
    47                  The Rider
    48                  Not Applicable
    49                  Not Applicable
    50                  Not Applicable
    51                  Phoenix and the VUL Account; The Rider;
                          Charges and Deductions
    52                  Investments of the VUL Account
    53                  Federal Tax Considerations
    54                  Not Applicable
    55                  Not Applicable
    56                  Not Applicable
    57                  Not Applicable
    58                  Not Applicable
    59                  Not Applicable

                                                              VARIABLE INSURANCE
                                                                 ADDITIONS RIDER


                                                                       Issued by

                                                        PHOENIX HOME LIFE MUTUAL
                                                               INSURANCE COMPANY




IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:

[envelope]  PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS
`           PO Box 8027
            Boston, MA 02266-8027
[telephone] Tel. 800/541-0171


PROSPECTUS                                                           MAY 1, 1999


This Prospectus describes a Variable Insurance Additions Rider (the "Rider"). The Rider provides Variable Insurance Additions (VIA) that are in addition to the base coverage under the single whole life policy whose death benefit and cash value do not vary according to the performance of the Subaccounts (the "Policy").



The Rider is not a deposit or obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured or endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Rider investments are subject to risk, including the fluctuation of Cash Values and possible loss of principal.



The Securities and Exchange Commission has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

THE PHOENIX EDGE SERIES FUND
----------------------------
   MANAGED BY PHOENIX INVESTMENT COUNSEL, INC.
   [diamond] Phoenix Research Enhanced Index
   [diamond] Phoenix-Aberdeen International
   [diamond] Phoenix-Engemann Nifty Fifty
   [diamond] Phoenix-Goodwin Balanced
   [diamond] Phoenix-Goodwin Growth
   [diamond] Phoenix-Goodwin Money Market
   [diamond] Phoenix-Goodwin Multi-Sector Fixed Income
   [diamond] Phoenix-Goodwin Strategic Allocation
   [diamond] Phoenix-Goodwin Strategic Theme
   [diamond] Phoenix-Hollister Value Equity
   [diamond] Phoenix-Oakhurst Growth and Income
   [diamond] Phoenix-Schafer Mid-Cap Value
   [diamond] Phoenix-Seneca Mid-Cap Growth

   MANAGED BY PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
   [diamond] Phoenix-Aberdeen New Asia

   MANAGED BY DUFF & PHELPS INVESTMENT MANAGEMENT CO.
   [diamond] Phoenix-Duff & Phelps Real Estate Securities


TEMPLETON VARIABLE PRODUCTS SERIES FUND
---------------------------------------
   MANAGED BY TEMPLETON INVESTMENT COUNSEL, INC.
   [diamond] Templeton Asset Allocation
   [diamond] Templeton International
   [diamond] Templeton Stock

   MANAGED BY TEMPLETON ASSET MANAGEMENT, LTD.
   [diamond] Templeton Developing Markets

   MANAGED BY FRANKLIN MUTUAL ADVISERS, INC.
   [diamond] Mutual Shares Investments


WANGER ADVISORS TRUST
---------------------
   MANAGED BY WANGER ASSET MANAGEMENT, L.P.
   [diamond] Wanger Foreign Forty
   [diamond] Wanger International Small Cap
   [diamond] Wanger Twenty
   [diamond] Wanger U.S. Small Cap


    This Prospectus is valid only if accompanied or preceded by current prospectuses for the Funds. You should read and keep these prospectuses for future reference.

                                TABLE OF CONTENTS

Heading                                                   Page
--------------------------------------------------------------
VARIABLE INSURANCE ADDITIONS RIDER........................   1
TABLE OF CONTENTS.........................................   2
SPECIAL TERMS.............................................   3
SUMMARY...................................................   4
PERFORMANCE HISTORY.......................................   5
PHOENIX AND THE VUL ACCOUNT...............................   5
   Phoenix................................................   5
   The VUL Account .......................................   5
THE RIDER ................................................   5
   Introduction ..........................................   5
   Eligible Purchasers ...................................   5
   Purchase of VIAs ......................................   5
   Subaccount Allocation..................................   5
   Transfer of Rider Cash Value...........................   5
   Determination of Subaccount Values.....................   6
   Death Benefit..........................................   6
   Surrenders.............................................   6
   Rider Loans............................................   7
   Termination of the Rider...............................   7
INVESTMENTS OF THE VUL ACCOUNT............................   7
   Participating Investment Funds.........................   7
   Investment Advisers....................................   9
   Services of the Advisers...............................   9
   Reinvestment and Redemption............................   9
   Substitution of Investments............................   9
CHARGES AND DEDUCTIONS....................................  10
   General................................................  10
   Periodic Charges.......................................  10
   Investment Management Charge...........................  10
   Other Charges--Taxes...................................  10
GENERAL PROVISIONS........................................  10
   Postponement of Payments...............................  10
   Change of Owner or Beneficiary.........................  11
PAYMENT OF PROCEEDS.......................................  11
   Surrender and Death Benefit Proceeds...................  11
FEDERAL TAX CONSIDERATIONS................................  11
   Introduction...........................................  11
   Phoenix's Tax Status...................................  11
   Rider Benefits.........................................  11
   Diversification Standards..............................  11
   Other Taxes............................................  12
VOTING RIGHTS.............................................  12
   The Funds..............................................  12
   Phoenix................................................  12
THE DIRECTORS AND EXECUTIVE OFFICERS OF PHOENIX...........  13
SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS ..................  14
SALES OF POLICIES ........................................  14
STATE REGULATION .........................................  14
REPORTS ..................................................  14
LEGAL PROCEEDINGS ........................................  14
LEGAL MATTERS ............................................  14
REGISTRATION STATEMENT ...................................  14
YEAR 2000 ISSUE...........................................  15
FINANCIAL STATEMENTS .....................................  15
APPENDIX A ...............................................  55
APPENDIX B................................................  59

                               -----------------

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                               -----------------

The Rider is not available in all States.

SPECIAL TERMS
--------------------------------------------------------------------------------
    The following is a list of terms and their meanings when used in this prospectus.

BENEFICIARY: The person or persons specified by the Owner as entitled to receive the death benefits under a Policy.

CONVERSION DATE: The Valuation Date on or next following the Rider Date.

FUND(S): The Phoenix Edge Series Fund, Wanger Advisors Trust and Templeton Variable Products Series Fund.

GENERAL ACCOUNT: The general asset account of Phoenix.

IN FORCE: Condition under which the coverage under a Rider is in effect and the Insured's life remains insured.

INSURED: The person upon whose life the Policy is issued.

IN WRITING (WRITTEN REQUEST): In a written form satisfactory to Phoenix and delivered to VPMO.

MONTHLY CALCULATION DAY: The first Monthly Calculation Day is the Conversion Date. Subsequent Monthly Calculation Days are the Valuation Dates on or next following the same day of each month as the Policy Date of Issue. If a month ends before reaching that day, the Monthly Calculation Day will be the Valuation Date on or next following the last day of the month.

NET ASSET VALUE: The worth of one share of a Series of a Fund at the end of a Valuation Period. Net Asset Value is computed by adding the value of all a Series' holding plus other assets, minus liabilities and then dividing the result by the number of shares outstanding.

PAID-UP ADDITIONS: Nonvariable paid-up additions as described in the Policy.

PAYMENT DATE: The Valuation Date on which we receive a premium payment or loan repayment, unless it is received after the close of the New York Stock Exchange ("NYSE"), in which case it will be the next Valuation Date.

PHOENIX (WE OUR, US, COMPANY): Phoenix Home Life Mutual Insurance Company, Hartford, Connecticut.

POLICYOWNER (OWNER, YOU, YOUR): The owner of a single life traditional insurance policy.

PROPORTIONATE (PRO RATA): Amounts allocated to Subaccounts on a pro rata basis are allocated by increasing (or decreasing) a Rider's share in the value of the affected Subaccounts so that such shares maintain the same ratio to each other before and after the allocation.

RIDER: Variable Insurance Additions Rider.

RIDER CASH VALUE: The cash value of the VIAs. It is the sum of a Rider's share in the value of each Subaccount.

RIDER DATE: The effective date of the Rider as shown on the first page of the Rider.

SERIES: A separate investment portfolio of the Fund.

SUBACCOUNTS: Accounts within Phoenix's VUL Account to which assets under the Rider are allocated.

UNIT: A standard of measurement used in determining the value of a Rider. The value of a Unit for each Subaccount will reflect the investment performance of that Subaccount and will vary in dollar amounts.

VALUATION DATE: For any Subaccount, each date on which we calculate the Net Asset Value of the Fund.

VALUATION PERIOD: For any Subaccount, the period in days from the end of one Valuation Date through the next.

VIAS (VARIABLE INSURANCE ADDITIONS): Units of variable insurance that are in addition to the insurance under the Policy.

VPMO: The Variable Products Mail Operation Division of Phoenix that receives and processes incoming mail for Variable Products Operations.

VPO: Variable Products Operations.

VUL ACCOUNT (ACCOUNT): Phoenix Home Life Variable Universal Life Account, a separate account of the Company.

SUMMARY
--------------------------------------------------------------------------------
    This is a summary of the Rider and does not contain all of the detailed information that may be important to you. You should read the entire Prospectus carefully before making any decision.

INVESTMENT FEATURES

PURCHASE OF VIAS
    On the Conversion Date, the Policy Paid-up Additions will be canceled, and the Cash Value will be used to purchase VIAs. After the Conversion Date, the Policy annual dividends will be used to purchase additional VIAs. These annual dividends do not include Paid-up Additions dividends.

SUBACCOUNT ALLOCATION
    Amounts purchasing VIAs will be allocated to the VUL Account Subaccounts according to the Rider election form allocation schedule, or as last changed by you. You may change the allocation schedule by telephone or in writing to VPMO.

REDEMPTIONS
[diamond] Generally, the Rider may not be used as collateral for policy loans.
          However, when a Policy loan is processed, some VIAs may be surrendered to increase the Policy's maximum loan value. Surrenders of some VIAs will not apply to automatic premium loans under the Policy.

[diamond] Partial or full surrenders may be taken anytime provided that you submit a Written Request to VPMO. The full surrender amount is the Rider Cash Value at the end of the Valuation Period in which the request is received.

INSURANCE PROTECTION FEATURE

DEATH BENEFIT
    The death benefit amount will equal the Rider Cash Value divided by a net single premium factor. That factor represents the premium rate at the Insured's current age for one dollar of paid up life insurance. It is based on the mortality and interest rates stated in the Policy's Basis of Calculations.

DEDUCTIONS AND CHARGES

FROM RIDER CASH VALUE
    A monthly cost of insurance charge will be assessed from the Rider Cash Value to compensate us for the cost of insurance.

FROM THE VUL ACCOUNT
    A charge for certain mortality and expense risks of .50% annually will be assessed from the VUL Account to compensate for certain risks assumed in connection with the Rider.

FROM THE FUND
    The assets of the VUL Account are used to purchase, at Net Asset Value, shares of a designated underlying Fund. This Net Asset Value reflects investment management fees and other direct expenses. See "Investment Management Charge."

ADDITIONAL INFORMATION

TERMINATION OF THE RIDER
    The Rider will cancel upon Policy surrender, Policy lapse or full surrender of the VIAs.

TAX EFFECTS
    Generally, under current federal income tax law, death benefits are not subject to income tax and Rider Cash Value earnings are not subject to income tax unless there is a distribution from the Policy. Loans, partial surrenders or Policy cancellation may result in recognition of income for tax purposes.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    We may include the performance history of the VUL Account Subaccounts in advertisements, sales literature or reports. Performance information about each Subaccount is based on past performance only and is not an indication of future performance. See "Appendix A" for more information.


PHOENIX AND THE VUL ACCOUNT
--------------------------------------------------------------------------------
PHOENIX
    Phoenix is a mutual life insurance company originally chartered in Connecticut in 1851 and redomiciled to New York in 1992. Our executive office is at One American Row, Hartford, Connecticut 06102 and our main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. We sell insurance policies and annuity contracts through our own field force of full-time agents and through brokers.

THE VUL ACCOUNT
    The VUL Account is a separate account of Phoenix formed on June 17, 1985 and governed under the laws of New York. It is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"), as amended, and it meets the definition of a "separate account" under that Act. Such registration does not involve supervision of the management of the VUL Account or Phoenix by the SEC.

    The VUL Account is divided into Subaccounts, each of which is available for allocation of Rider Cash Value. If in the future we determine that marketing needs and investment conditions warrant, we may establish additional Subaccounts, which will be made available to existing Policy or Rider owners to the extent and on a basis determined by Phoenix. Each Subaccount will invest solely in shares of the Funds allocable to one of the available portfolios, each having the specified investment objective set forth under "Investments of the VUL Account--Participating Investment Funds."

    We do not guarantee the investment performance of the VUL Account or any of its Subaccounts. The Rider Cash Value depends on the investment performance of the Fund. Therefore, you bear the full investment risk for all monies invested in the VUL Account.

    The VUL Account is administered and accounted for as part of the general business of Phoenix. However, the income, gains or losses of the VUL Account are credited to or charged against the assets held in the VUL Account, without regard to other income, gains or losses of any other business Phoenix may conduct. Under New York law, the assets of the VUL Account are not chargeable with liabilities arising out of any other business we may conduct. Nevertheless all obligations arising under the Rider are general corporate obligations of Phoenix.


THE RIDER
--------------------------------------------------------------------------------
INTRODUCTION
    The Rider is a Variable Insurance Additions Rider. VIAs have a death benefit and cash value as is associated with traditional Paid-Up Additions. VIAs differ from traditional Paid-Up Additions, however, because you specify in which of several Subaccounts of the VUL Account the VIA's Cash Value is to be allocated. Each Subaccount of the VUL Account, in turn, invests its assets exclusively in a series of the Fund. The Rider's death benefit and Cash Value vary reflecting the investment performance of the Series to which the Rider Cash Value has been allocated.

ELIGIBLE PURCHASERS
    You may elect to add VIAs if the Policy has been In Force for at least two years, the dividend option is Paid-Up Additions, the nonloaned Paid-Up Additions cash value are at least $1,000, and you have not previously elected and canceled the Rider.

PURCHASE OF VIAS
    On the Conversion Date, any Paid-up Additions under the Policy will be canceled, and their cash value applied to purchase VIAs. After the Conversion Date any annual dividends apportioned to the Policy will be applied to purchase additional VIAs. Such annual dividends do not include dividends on any Paid-up Additions.

SUBACCOUNT ALLOCATION
    Any amount applied to purchase VIAs will be allocated to the Subaccounts of the VUL Account according to the asset allocation schedule in the Rider election form, or as last changed by you. You may change the allocation schedule by telephone or in writing.

TRANSFER OF RIDER CASH VALUE
    You may transfer all or some of the Rider Cash Value among the Subaccounts by telephone or in writing.

    You may request transfers among available Subaccounts in writing or by calling 800/541-0171, between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time. Unless you elect in writing not to authorize telephone transfers, telephone transfer orders also will be accepted from your registered representative. Phoenix and Phoenix Equity Planning Corporation ("PEPCO") will employ reasonable procedures to confirm those telephone instructions are genuine. They will require address verification, identical account registrations and will record telephone instructions on tape. All telephone exchanges will be confirmed in writing to you. To the extent that procedures reasonably designed to prevent unauthorized transfers are not followed, Phoenix and PEPCO may be liable for following telephone instructions for transfers that are fraudulent. However, you would bear the risk of loss resulting from instructions entered by an unauthorized third party that Phoenix and PEPCO reasonably believe to be genuine. The telephone transfer privilege may be modified or canceled at anytime, and during times of extreme market volatility, it may be difficult to exercise. In such cases, you should submit a Written Request.

    We reserve the right to limit the number of transfers made each year while the Rider is In Force. However, you will be permitted at least six transfers each year while the Rider is In Force. In addition, we reserve the right to set a minimum transfer amount not to exceed $500. A transfer will take effect on the date the request is received at VPMO.

    We reserve the right to limit the number of Subaccounts you may elect to a total of 18 at any one time and/or over the life of the Rider unless required to be less to comply with changes in federal and/or state regulation, including tax, securities and insurance law.

DETERMINATION OF SUBACCOUNT VALUES
    On each Valuation Date, the Rider's share in the value of each Subaccount is determined separately, but the valuation method used is the same for each Subaccount. A Rider's share in the value of a Subaccount on any Valuation Date equals:

    (a) The Rider's share in the value of that Subaccount as of the immediately preceding Valuation Date multiplied by the "Net Investment Factor" of that Subaccount for the current Valuation Period; plus

    (b) All amounts transferred to the Rider's share in the value of that Subaccount from another Subaccount; plus

    (c) All amounts applied to purchase VIAs allocated to that Subaccount during the current Valuation Period; minus

    (d) All amounts transferred from the Rider's share in the value of that Subaccount to another Subaccount during the current Valuation Period; minus

    (e) Any portion of the monthly deduction allocated to the Rider's share in the value of that Subaccount during the current Valuation Period; minus

    (f) All reductions in the Rider Cash Value allocated to the Rider's share in the value of that Subaccount due to any partial surrenders made during the current Valuation Period.

    The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b), and subtracting (c) from the result where:

    (a) is the result of:

        (i) the Net Asset Value of the Fund shares held by that Subaccount determined as of the end of the current Valuation Period (exclusive of the net value of any transactions during the current Valuation Period); plus

        (ii) the amount of any dividend (or, if applicable, any capital gain distribution) made by the Fund on shares held by that Subaccount if the "ex-dividend" date occurs during the current Valuation Period; plus/minus

        (iii) the charge or credit for any taxes incurred by or provided for in that Subaccount for the current Valuation Period.

    (b) the Net Asset Value of the Fund shares held by that Subaccount determined as of the end of the immediately preceding Valuation Period.

    (c) is a factor, equal to the sum of .50% annually held by that Subaccount, representing the Mortality and Expense Risk Charge deducted from that Subaccount during the Valuation Period.

    The Net Investment Factor may be greater than, less than or equal to one. Therefore, the Rider Cash Value may increase, decrease or remain unchanged.

DEATH BENEFIT
    The death benefit amount will equal the Rider Cash Value divided by a net single premium factor. That factor represents the premium rate at the Insured's current age for one dollar of paid up life insurance. It is based on the mortality and interest rates stated in the Policy's Basis of Calculations. The net single premium is based on the attained age and sex of the Insured and on the interest rate and mortality table stated in the Policy's Basis of Calculations section.

    Upon receipt of due proof of death of the Insured while this Rider is In Force, we will pay the VIA death benefit according to the terms of the Policy.

SURRENDERS
    Anytime during the lifetime of the Insured and while the Rider is in force, you may partially or fully surrender the Rider by sending a written request. The amount available for surrender is the Rider Cash Value at the end of the Valuation Period during which the surrender request is received at VPMO.

    Upon partial or full surrender, we generally will pay the amount surrendered to you within seven days after we receive the Written Request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "General Provisions--Postponement of Payments." For the federal tax effects of partial and full surrenders, see "Federal Tax Considerations."

RIDER LOANS
    VIAs may not be assigned as collateral for policy loans. The Rider Cash Value is not directly included in the loan value of the Policy. However, when an increase in the maximum loan value of the Policy is needed to process the full amount of a policy loan request or to secure indebtedness under the Policy, Paid-Up Additions, having cash value included in the Policy's loan value, will be purchased through the automatic release and surrender of some VIAs to the extent needed for the resultant cash value of the Paid-Up Additions to sufficiently increase the Policy's maximum loan value. This automatic release and surrender of a portion of the VIAs to increase the Policy's maximum loan value will not apply to automatic premium loans under the Policy.
Fund shares will be surrendered on a pro rata basis unless otherwise instructed.

    VIAs canceled due to a release and surrender to increase the Policy's maximum loan value through the purchase of Paid-Up Additions may not later be restored either directly or through loan repayment.

TERMINATION OF THE RIDER
    The Rider, and any VIAs provided will terminate upon the earliest of any of the events listed below:

    (a) Policy surrender;

    (b) Policy lapse;

    (c) full surrender of existing VIAs;

    (d) our receipt of a Written Request from you to cancel the Rider.


INVESTMENTS OF THE VUL ACCOUNT
--------------------------------------------------------------------------------
PARTICIPATING INVESTMENT FUNDS

THE PHOENIX EDGE SERIES FUND
    Certain Subaccounts of the Account invest in corresponding Series of The Phoenix Edge Series Fund. The Fund currently has the following Series available through the Contracts:

    PHOENIX RESEARCH ENHANCED INDEX SERIES: The investment objective of the Series is to seek high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the S&P 500. The Series invests in a portfolio of undervalued common stocks and other equity securities which appear to offer growth potential and an overall volatility of return similar to that of the S&P 500.

    PHOENIX-ABERDEEN INTERNATIONAL SERIES: The investment objective of the Series is to seek a high total return consistent with reasonable risk. The Series invests primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions. The Phoenix-Aberdeen International Series provides a means for investors to invest a portion of their assets outside the United States.

    PHOENIX-ABERDEEN NEW ASIA SERIES: The investment objective of the Series is to seek long-term capital appreciation. The Series invests primarily in a diversified portfolio of equity securities of issuers organized and principally operating in Asia, excluding Japan.

    PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES: The investment objective of the Series is to seek capital appreciation and income with approximately equal emphasis. Under normal circumstances, it invests in marketable securities of publicly traded real estate investment trusts (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.

    PHOENIX-ENGEMANN NIFTY FIFTY SERIES: The investment objective of the Series is to seek long-term capital appreciation by investing in approximately 50 different securities which offer the best potential for long-term growth of capital. At least 75% of the Series' assets will be invested in common stocks of high quality growth companies. The remaining portion will be invested in common stocks of small corporations with rapidly growing earnings per share or common stocks believed to be undervalued.

    PHOENIX-GOODWIN BALANCED SERIES: The investment objective of the Series is to seek reasonable income, long-term capital growth and conservation of capital. The Phoenix-Goodwin Balanced Series invests based on combined considerations of risk, income, capital enhancement and protection of capital value.

    PHOENIX-GOODWIN GROWTH SERIES: The investment objective of the Series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Phoenix-Goodwin Growth Series invests principally in common stocks of corporations believed by management to offer growth potential.

    PHOENIX-GOODWIN MONEY MARKET SERIES: The investment objective of the Series is to provide maximum current income consistent with capital preservation and liquidity. The Phoenix-Goodwin Money Market Series invests exclusively in high quality money market instruments.

    PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES: The investment objective of the Series is to seek long-term total return. The Phoenix-Goodwin Multi-Sector Fixed Income Series seeks to achieve its investment objective by investing in a diversified portfolio of high yield and high quality fixed income securities.

    PHOENIX-GOODWIN STRATEGIC ALLOCATION SERIES: The investment objective of the Series is to realize as high a level of total return over an extended period of time as is considered consistent with prudent investment risk. The Phoenix-Goodwin Strategic Allocation Series invests in stocks, bonds and money market instruments in accordance with the Investment Adviser's appraisal of investments most likely to achieve the highest total return.

    PHOENIX-GOODWIN STRATEGIC THEME SERIES: The investment objective of the Series is to seek long-term appreciation of capital by identifying securities benefiting from long-term trends present in the United States and abroad. The Phoenix-Goodwin Strategic Theme Series invests primarily in common stocks believed to have substantial potential for capital growth.

    PHOENIX-HOLLISTER VALUE EQUITY SERIES: The primary investment objective of the Series is long-term capital appreciation, with a secondary investment objective of current income. The Phoenix-Hollister Value Equity Series seeks to achieve its objective by investing in a diversified portfolio of common stocks that meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price.

    PHOENIX-OAKHURST GROWTH AND INCOME SERIES: The investment objective of the Series is to seek dividend growth, current income and capital appreciation by investing in common stocks. The Phoenix-Oakhurst Growth and Income Series seeks to achieve its objective by selecting securities primarily from equity securities of the 1,000 largest companies traded in the United States, ranked by market capitalization.

    PHOENIX-SCHAFER MID-CAP VALUE SERIES: The primary investment objective of the Series is to seek long-term capital appreciation, with current income as the secondary investment objective. The Phoenix-Schafer Mid-Cap Series will invest in common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase which are believed to offer the possibility of increase in value.

    PHOENIX-SENECA MID-CAP GROWTH SERIES: The investment objective of the Series is to seek capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The Series seeks to outperform the Standard & Poor's Mid-Cap 400 Index.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
    Certain Subaccounts of the Account invest in Class 2 shares of the corresponding Series of the Templeton Variable Products Series Fund. The following Series are currently available through the Contracts:

    MUTUAL SHARES INVESTMENTS SERIES: The primary investment objective of the Series is to seek capital appreciation with income as a secondary objective. The Mutual Shares Investment Series invests in domestic equity securities and domestic debt obligations.

    TEMPLETON ASSET ALLOCATION SERIES: The investment objective of the Series is to seek a high level of total return through a flexible investment policy. The Templeton Asset Allocation Series invests in stocks of companies of any nation, debt securities of companies and governments of any nation and in money market instruments. Changes in the asset mix will be made in an attempt to capitalize on total return potential produced by changing economic conditions throughout the world.

    TEMPLETON DEVELOPING MARKETS SERIES: The investment objective of the Series is to seek long-term capital appreciation. The Templeton Developing Markets Series invests primarily in equity securities of issuers in countries having developing markets.

    TEMPLETON INTERNATIONAL SERIES: The investment objective of the Series is to seek long-term capital growth through a flexible policy of investing. The Templeton International Series invests in stocks and debt obligations of companies and governments outside the United States. Any income realized will be incidental. Although the Series generally invests in common stock, it also may invest in preferred stocks and certain debt securities such as convertible bonds which are rated in any category by S&P or Moody's or which are unrated by any rating agency.

    TEMPLETON STOCK SERIES: The investment objective of the Series is to provide capital growth. The Templeton Stock Series invests primarily in common stocks issued by companies, large and small, in various nations throughout the world.

WANGER ADVISORS TRUST
    Certain Subaccounts of the Account invest in corresponding Series of the Wanger Advisors Trust. The following Series are currently available through the
Contracts:

    WANGER FOREIGN FORTY SERIES: The investment objective of the Series is to seek long-term capital growth. The Wanger Foreign Forty Series invests primarily in equity securities of foreign companies with market capitalization of $1 billion to $10 billion and focuses its investments in 40 to 60 companies in the developed markets.

    WANGER INTERNATIONAL SMALL CAP SERIES: The investment objective of the Series is to provide long-term growth. The Wanger International Small Cap Series invests primarily in securities of non-U.S. companies with total common stock market capitalization of less than $1 billion.

    WANGER TWENTY SERIES: The investment objective of the Series is to seek long-term capital growth. The Wanger Twenty Series invests primarily in the stocks of U.S. companies with market capitalization of $1 billion to $10 billion and ordinarily focuses its investments in 20 to 25 U.S. companies.

    WANGER U.S. SMALL CAP SERIES: The investment objective of the Series is to provide long-term growth. The Wanger U.S. Small Cap Series invests primarily in securities of U.S. companies with total common stock market capitalization of less than $1 billion.

    Each Series will be subject to market fluctuations and the risks that come with the ownership of any security and there can be no assurance that any Series will achieve its stated investment objective.

    In addition to being sold to the Account, shares of the Funds also may be sold to other separate accounts of Phoenix or its affiliates or to the separate accounts of other insurance companies.

    It is possible that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund(s) simultaneously. Although neither Phoenix nor the Fund(s) trustees currently foresees any such disadvantages either to variable life insurance Policyowners or to variable annuity Contract Owners, the Funds' trustees intend to monitor events in order to identify any material conflicts between variable life insurance Policyowners and variable annuity Contract Owners and to determine what action, if any, should be taken in response to such conflicts. Material conflicts could, for example, result from (1) changes in state insurance laws, (2) changes in federal income tax laws, (3) changes in the investment management of any portfolio of the Fund(s) or (4) differences in voting instructions between those given by variable life insurance Policyowners and those given by variable annuity Contract Owners. Phoenix will, at its own expense, remedy such material conflicts including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.

INVESTMENT ADVISERS
    Phoenix Investment Counsel, Inc. ("PIC") is the investment adviser to all Series in The Phoenix Edge Series Fund except the Phoenix-Duff & Phelps Real Estate Securities and Phoenix-Aberdeen New Asia Series. Based on subadvisory agreements with the Fund, PIC delegates certain investment decisions and research functions to subadvisers for the following Series:

[diamond]   J.P. Morgan Investment Management, Inc.
            [bullet]    Phoenix Research Enhanced Index Series

[diamond]   Roger Engemann & Associates, Inc. ("Engemann")
            [bullet]   Phoenix-Engemann Nifty Fifty Series

[diamond]   Seneca Capital Management, LLC ("Seneca")
            [bullet]    Phoenix-Seneca Mid-Cap Series

[diamond]   Schafer Capital Management, Inc.
            [bullet]    Phoenix-Schafer Mid-Cap Series

    The investment adviser to the Phoenix-Duff & Phelps Real Estate Securities Series is Duff & Phelps Investment Management Co. ("DPIM").

    The investment adviser to the Phoenix-Aberdeen New Asia Series is Phoenix-Aberdeen International Advisors LLC ("PAIA"). Pursuant to subadvisory agreements with the Fund, PAIA delegates certain investment decisions and research functions with respect to the Phoenix-Aberdeen New Asia Series to PIC and Aberdeen Fund Managers, Inc.

    PIC, DPIM, Engemann and Seneca are indirect, less than wholly-owned subsidiaries of Phoenix. PAIA is jointly owned and managed by PM Holdings, Inc., a subsidiary of Phoenix, and by Aberdeen Fund Managers, Inc.

    The other investment advisers are:

[diamond]   Wanger Asset Management, L.P.
            [bullet]    Wanger Advisors Trust

[diamond]   Templeton Investment Counsel, Inc.
            [bullet]    Templeton Asset Allocation
            [bullet]    Templeton International
            [bullet]    Templeton Stock

[diamond]   Templeton Asset Ltd.
            [bullet]   Templeton Developing Markets

[diamond]   Franklin Mutual Advisers, Inc.
            [bullet]   Mutual Shares Investments

SERVICES OF THE ADVISERS
    The Advisers continuously furnish an investment program for each Series and manage the investment and reinvestment of the assets of each Series subject at all times to the authority and supervision of the Trustees. A detailed discussion of the investment advisers and subadvisers, and the investment advisory and subadvisory agreements, is contained in the accompanying Fund prospectuses.

REINVESTMENT AND REDEMPTION
    All dividend distributions of the Funds are automatically reinvested in shares of the Funds at their Net Asset Value on the date of distribution; all capital gains distributions of the Funds, if any, are likewise reinvested at the Net Asset Value on the record date. Phoenix redeems Fund shares at their Net Asset Value to the extent necessary to make payments under the Rider.

 SUBSTITUTION OF INVESTMENTS
    We reserve the right, subject to compliance with the law as currently applicable or subsequently changed, to make additions to, deletions from, or substitutions for the investments held by the VUL Account. In the future, we may establish additional Subaccounts within the VUL Account, each of which will invest in shares of a designated series of the Funds with a specified investment objective. These series will be established if, and when, in our sole discretion, marketing needs and investment conditions warrant, and will be made available under existing Policies to the extent and on a basis to be determined by us.

    Should shares of any series of the Funds no longer be available for investment, or if in our judgment, further investment in shares of any of the series should become inappropriate in view of the objectives of the Rider, then we may substitute shares of another mutual fund for shares already purchased, or to be purchased in the future, under the Rider. No substitution of mutual fund shares held by the VUL Account may take place without prior approval of the SEC and prior notice to you. In case of a substitution, you will be given the option of transferring the Rider Cash Value of the Subaccount in which the substitution is to occur to another Subaccount.


CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
GENERAL
    Charges are deducted in connection with the Rider to compensate us for:

[diamond] providing the insurance benefits set forth in the Rider; and

[diamond] assuming certain risks in connection with the Rider.

    The nature and amount of these charges are more fully described in sections below.

PERIODIC CHARGES

MONTHLY
[diamond] COST OF INSURANCE. A charge is deducted monthly from the Rider Cash
          Value under a Rider ("monthly deduction") to compensate us for the cost of insurance. The monthly deduction is deducted on each Monthly Calculation Day. It is allocated among the Subaccounts of the VUL Account based on the allocation schedule for monthly deductions that you specify in the Rider election form or as later changed by you. Because portions of the monthly deduction can vary from month to month, the monthly deduction itself may vary in amounts from month to month.

          Because the cost of insurance depends upon many variables, this charge can vary from month to month. Each monthly deduction will pay for the cost of insurance from that Monthly Calculation Day up to, but not including, the next Monthly Calculation Day. The cost of insurance is equal to the cost of insurance rate for that policy month multiplied by the result of:

          (a) the VIA's Death Benefit on the Monthly Calculation Day; minus,

          (b) the Rider Cash Value on the Monthly Calculation Day.

          Cost of insurance rates are based on the sex (in most states), attained age and risk class of the Insured. The actual monthly cost of insurance rates are based on Phoenix's expectations of future experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Rider. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table with appropriate adjustment for the Insured's risk classification. Any change in the cost of insurance rates will apply to all persons of the same insurance age, sex and risk class whose Policies have been in force for the same length of time.

          The risk class of an Insured for the Rider will be identical to that of the base Policy.

DAILY
[diamond] MORTALITY AND EXPENSE RISK CHARGE. We will deduct a daily charge of
          0.0000137% from the VUL Account at an annual rate of 0.50% of the average daily net assets of the VUL Account to compensate for certain risks assumed in connection with the Rider.

          The mortality risk assumed by us is that Insureds may live for a shorter time than projected because of inaccuracies in that projecting process and, accordingly, that an aggregate amount of death benefits greater than that projected will be payable. The expense risk assumed is that the expense incurred in issuing and administering the Riders will exceed the level assumed by Phoenix in pricing the Rider.

          To the extent Phoenix profits from this charge, it may use those profits for any proper purpose, such as the payment of expenses that may exceed income in a given year.

INVESTMENT MANAGEMENT CHARGE
    As compensation for investment management services to the Funds, the Advisers are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each Series.

    These Fund charges and other expenses are described more fully in the accompanying Fund Prospectuses.

OTHER CHARGES--TAXES
    Currently no charge is made to the VUL Account for federal income taxes that may be attributable to the VUL Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the VUL Account also may be made.


GENERAL PROVISIONS
--------------------------------------------------------------------------------
POSTPONEMENT OF PAYMENTS
    Payment of any amount upon full or partial surrender, or benefits payable at death may be postponed:

[diamond] whenever the NYSE is closed other than for customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC; or

[diamond] whenever an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the VUL Account's net assets.

    Transfers also may be postponed under these circumstances.

CHANGE OF OWNER OR BENEFICIARY
    The designated Beneficiary will receive the Rider benefits at the Insured's death. If the named Beneficiary dies before the Insured, the contingent Beneficiary, if named, becomes the Beneficiary. If no Beneficiary survives you, the benefits payable at the Insured's death will be paid to your estate.

    As long as the Rider is in force, you may change the Beneficiary by written notice. A change in Beneficiary will take effect as of the date the notice is signed, whether or not the Insured is living when the notice is received by us. We will not, however, be liable for any payment made or action taken before receipt of the notice.


PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------
SURRENDER AND DEATH BENEFIT PROCEEDS
    Proceeds of full or partial surrenders and the death benefit proceeds usually will be paid according to the terms of the Policy and Rider. Payment of the death benefit proceeds, however, may be delayed if the claim for payment of the death benefit proceeds needs to be investigated; e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.

    While the Insured is living, you may elect a payment option for payment of the death benefit proceeds to the Beneficiary. You may revoke or change a prior election, unless such right has been waived. The Beneficiary may make or change an election before payment of the death benefit proceeds, unless you have made an election which does not permit such further election or changes by the Beneficiary.

    A written request is required to elect, change or revoke a payment option.

    The minimum amount of surrender or death benefit proceeds that may be applied under any option is $1,000.

    If the Rider is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.


FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------
INTRODUCTION
    The ultimate effect of federal income taxes on values under the VUL Account and on the economic benefit to you or the Beneficiary depends on our tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. For complete information on federal and state tax considerations, a qualified tax adviser should be consulted. No attempt is made to consider any estate and inheritance taxes, or any state, local or other tax laws. Because the discussion herein is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the tax status of any Rider. No representation is made regarding the likelihood of continuation of current federal income tax laws, Treasury regulations, or of the current interpretations by the Internal Revenue Service (the "Service"). We reserve the right to make changes to the Rider in order to assure that it will continue to qualify as life insurance for federal income tax purposes.

PHOENIX'S TAX STATUS
    We are taxed as a life insurance company under the Internal Revenue Code of 1986 (the "Code"), as amended. For federal income tax purposes, the VUL Account is not a separate entity from Phoenix and its operation forms a part of Phoenix.

    Investment income and realized capital gains on the assets of the VUL Account are reinvested and taken into account in determining the value of the VUL Account. Investment income of the VUL Account, including realized net capital gains, is not taxed to us. Due to our tax status under current provisions of the Code, no charge currently will be made to the VUL Account for our federal income taxes which may be attributable to the VUL Account. We reserve the right to make a deduction for taxes if our federal tax treatment is determined to be other than what we currently believe it to be, if changes are made affecting the tax treatment to our variable life insurance contracts, or if changes occur in our tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the VUL Account.

RIDER BENEFITS

FULL AND PARTIAL SURRENDERS
    Upon surrender of the Rider for any part of its cash value, a portion of the cash value released may be treated as ordinary income for federal income tax purposes. Such taxable amount will generally not exceed the excess, if any, of the total cash value of the Policy and Rider over the total premiums paid.

DIVERSIFICATION STANDARDS
    To comply with the Diversification Regulations under Code Section 817(h) ("Diversification Regulations"), each Series of the Funds is required to diversify its investments. The Diversification Regulations generally require that on the last day of each quarter of a calendar year no more than 55% of the value of the Funds' assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look through" rule applies to treat a pro rata portion of each asset of the Funds as an asset of the VUL Account; therefore, each Series of the Funds will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States Government agency or instrumentality is treated as a separate issuer.

    The general diversification requirements are modified if any of the assets of the VUL Account are direct obligations of the Treasury. In this case, there is no limit on the investment that may be made in Treasury securities, and for purposes of determining whether assets other than Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the VUL Account's investment in Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the Funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts which must comply with these standards.

    In connection with the issuance of the Diversification Regulations, the Treasury announced that such regulations do not provide guidance concerning the extent to which Rider owners may direct their investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of an administrative pronouncement in this regard may be issued. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the Rider may need to be modified to comply with such future Treasury pronouncements. For these reasons, we reserve the right to modify the Rider, as necessary, to prevent you from being considered the Owner of the assets of the VUL Account.

    We intend to comply with the Diversification Regulations to assure that the Rider continues to qualify as life insurance for federal income tax purposes.

OTHER TAXES
    Federal estate tax, state and local estate, inheritance and other tax consequences of ownership, or receipt of Rider proceeds depend on the circumstances of each Owner or Beneficiary. We do not make any representations or guarantees regarding the tax consequences of any Rider with respect to these types of taxes.


VOTING RIGHTS
--------------------------------------------------------------------------------
THE FUNDS
    We will vote the Fund shares held by the Subaccounts of the VUL Account at any regular and special meetings of shareholders of the Funds. To the extent required by law, such voting will be according to instructions received from you. However, if the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that it is permitted to vote the Fund shares at its own discretion, we may elect to do so.

    The number of votes that you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

    Fund shares held in a Subaccount for which no timely instructions are received, and Fund shares which are not otherwise attributable to Owners, will be voted by us in proportion to the voting instructions that are received with respect to all variable life insurance policies and Riders participating in that Subaccount. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by us.

    You will receive proxy materials, reports, and other materials relating to the Funds.

    We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the Series of the Funds or to approve or disapprove an investment advisory contract for the Funds. In addition, we may disregard voting instructions in favor of changes initiated by an Owner in the investment policies or the investment adviser of a Fund if we reasonably disapprove such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determine that the change would adversely effect the General Account because the proposed investment policy for a series may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to Rider Owners.

PHOENIX
    You (or the payee entitled to payment under a payment option if a different person) will have the right to vote at annual meetings of all Phoenix Policyholders for the election of members of the Board of Directors of Phoenix and on other corporate matters, if any, where a Policyholder's vote is taken. At meetings of all of the Phoenix Policyholders, a Policyholder (or payee) may cast only one vote as the holder of a Policy or Rider, irrespective of Policy or Rider Value or the number of the Policies or Riders held.

THE DIRECTORS AND EXECUTIVE OFFICERS OF PHOENIX
--------------------------------------------------------------------------------
    Phoenix is managed by its Board of Directors, the members of which are elected by its Policyholders, including Owners of the Policies and Riders. See "Voting Rights."

    The following are the Directors and Executive Officers of Phoenix:

DIRECTORS                     PRINCIPAL OCCUPATION

Sal H. Alfiero                Chairman and Chief Executive
                              Officer, Mark IV Industries, Inc.
                              Amherst, New York

J. Carter Bacot               Chairman and Chief Executive
                              Officer, The Bank of New York
                              New York, New York

Richard H. Booth              Executive Vice President,
                              Strategic Development, Phoenix
                              Home Life Mutual Insurance
                              Company, Hartford, Connecticut;
                              formerly President, Travelers
                              Insurance Company

Peter C. Browning             President and Chief Operating
                              Officer, Sonoco Products Company
                              Hartsville, South Carolina

Arthur P. Byrne               Chairman, President and Chief
                              Executive Officer,
                              The Wiremold Company
                              West Hartford, Connecticut

Richard N. Cooper             Professor of International
                              Economics, Harvard University;
                              formerly Chairman, National
                              Intelligence Council, Central
                              Intelligence Agency
                              McLean, Virginia

Gordon J. Davis, Esq.         Partner, LeBoeuf, Lamb, Greene &
                              MacRae; formerly Partner, Lord,
                              Day & Lord, Barret Smith
                              New York, New York


Robert W. Fiondella           Chairman of the Board, President
                              and Chief Executive Officer,
                              Phoenix Home Life Mutual
                              Insurance Company
                              Hartford, Connecticut

Jerry J. Jasinowski           President, National Association
                              of Manufacturers
                              Washington, DC

John W. Johnstone             Chairman, President and Chief
                              Executive Officer,
                              Olin Corporation
                              Norwalk, Connecticut

Marilyn E. LaMarche           Limited Managing Director,
                              Lazard Freres & Company
                              New York, New York

Philip R. McLoughlin          Executive Vice President and
                              Chief Investment Officer,
                              Phoenix Home Life Mutual
                              Insurance Company
                              Hartford, Connecticut

Indra K. Nooyi                Senior Vice President,
                              PepsiCo, Inc.
                              Purchase, New York

Robert F. Vizza               President and Chief Executive
                              Officer, St. Francis Hospital
                              Roslyn, New York

Robert G. Wilson              Chairman and Chief Financial
                              Officer, Lending Tree, Inc.,
                              Charlotte, North Carolina;
                              Chairman and President, Ziani
                              International Capital, Inc.,
                              Miami, Florida; formerly General
                              Partner, Goldman Sachs &
                              Company, New York, New York;
                              Vice Chairman, Carter Kaplan &
                              Company, Richmond, Virginia; and
                              Chairman and Chief Executive
                              Officer, Ecologic Waste
                              Services, Inc.
                              Miami, Florida

Dona D. Young                 Executive Vice President,
                              Individual Insurance and General
                              Counsel, Phoenix Home Life
                              Mutual Insurance Company
                              Hartford, Connecticut

EXECUTIVE OFFICERS            PRINCIPAL OCCUPATION

Robert W. Fiondella           Chairman of the Board, President
                              and Chief Executive Officer

Richard H. Booth              Executive Vice President,
                              Strategic Development

Carl T. Chadburn              Executive Vice President

Philip R. McLoughlin          Executive Vice President and
                              Chief Investment Officer

David W. Searfoss             Executive Vice President and
                              Chief Financial Officer

Dona D. Young                 Executive Vice President,
                              Individual Insurance and General
                              Counsel

Kelly J. Carlson              Senior Vice President, Business
                              Practices

Robert G. Chipkin             Senior Vice President and
                              Corporate Actuary

Martin J. Gavin               Senior Vice President,
                              Trust Operations

Randall C. Giangiulio         Senior Vice President,
                              Group Life and Health

Edward P. Hourihan            Senior Vice President,
                              Information Systems

Joseph E. Kelleher            Senior Vice President,
                              Underwriting and Operations

Robert G. Lautensack, Jr.     Senior Vice President,
                              Individual Line Financial

Maura L. Melley               Senior Vice President,
                              Public Affairs

Scott C. Noble                Senior Vice President

David R. Pepin                Senior Vice President

Robert E. Primmer             Senior Vice President,
                              Distribution and Sales

Frederick W. Sawyer, III      Senior Vice President

Simon Y. Tan                  Senior Vice President, Market
                              and Product Development

Anthony J. Zeppetella         Senior Vice President,
                              Corporate Portfolio Management

Walter H. Zultowski           Senior Vice President, Marketing
                              and Market Research; formerly
                              Senior Vice President,
                              LIMRA International,
                              Hartford, Connecticut

    The above positions reflect the last held position in the organization.


SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS
--------------------------------------------------------------------------------
    The assets of the VUL Account are held by us. The assets of the VUL Account are kept physically segregated and held separate and apart from the General Account of Phoenix. We maintain records of all purchases and redemptions of shares of the Funds.


SALES OF POLICIES
--------------------------------------------------------------------------------
    The Rider will be sold as a dividend option to the underlying Policy by individuals who are licensed life insurance agents of Phoenix and registered representatives of W.S. Griffith & Co., Inc. ("W.S. Griffith"), a corporation formed under the laws of the state of New York on August 7, 1970, licensed to sell Phoenix insurance policies, annuity contracts and funds of companies affiliated with Phoenix. W.S. Griffith, an indirect subsidiary of Phoenix, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD"). PEPCO serves as national distributor of the Riders. PEPCO is an indirect subsidiary of Phoenix Investment Partners, Ltd., in which Phoenix owns a majority interest. In the future, riders may be sold through other broker-dealers registered under the 1934 Act. No commissions are payable for the sale of a VIA.


STATE REGULATION
--------------------------------------------------------------------------------
    We are subject to the provisions of the New York insurance laws applicable to mutual life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. We also are subject to the applicable insurance laws of all other states and jurisdictions in which we do insurance business.

    State regulation of Phoenix includes certain limitations on the investments which it may make, including investments for the Account. It does not include, however, any supervision over the investment policies of the Account.


REPORTS
--------------------------------------------------------------------------------
    All Owners will be furnished with those reports required by the 1940 Act and regulations promulgated thereunder, or under any other applicable law or regulation.


LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
    The VUL Account is not engaged in any litigation. We are not involved in any litigation that would have an adverse effect on our ability to meet our obligations under the Riders.


LEGAL MATTERS
--------------------------------------------------------------------------------
       Edwin L. Kerr, Counsel of Phoenix Home Life Mutual Insurance Company, has passed upon the organization of Phoenix, its authority to issue variable life insurance Policies and the validity of the Policy, and upon legal matters relating to the federal securities and income tax laws for Phoenix.


REGISTRATION STATEMENT
--------------------------------------------------------------------------------
    A Registration Statement has been filed with the SEC, under the Securities Act of 1933 ("1933 Act") as amended, with respect to the securities offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the VUL Account, Phoenix and the Rider. Statements contained in this Prospectus as to the content of the Rider and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

YEAR 2000 ISSUE
--------------------------------------------------------------------------------
    Many existing computer programs use only two digits to identify the year in a date field. Commonly called the "Year 2000 Issue," companies must consider the impact of the upcoming change in the century on their computer systems. The Year 2000 Issue, if not adequately addressed, could result in computer system failures or miscalculations causing disruptions of operations and the possible inability of companies to process transactions. We believe that the Year 2000 Issue is an important business priority requiring careful analysis of every business system to be assured that all information systems applications are century compliant.

    We have been addressing the Year 2000 Issue in earnest since 1995 when, with consultants, a comprehensive inventory and assessment of all business systems, including those of its subsidiaries, were conducted. We have identified and are now actively pursuing many strategies to address the issue, including:

[diamond] upgrading systems with compliant versions;

[diamond] developing or acquiring new systems to replace those that are obsolete;

[diamond] and remediating existing systems by converting code or hardware.

    Based on current assessments, we expect to have our computer systems remediated and tested by June 1999. In addition, we are examining the status of our third-party vendors, obtaining assurances that their software and hardware products will be century compliant by the end of 1999.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
    The consolidated financial statements of Phoenix as contained herein should be considered only as bearing upon our ability to meet our obligations under the Rider, and they should not be considered as bearing on the investment performance of the VUL Account. The financial statements of the VUL Account are not yet available.

PHOENIX HOME LIFE MUTUAL
INSURANCE COMPANY
CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1998

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
TABLE OF CONTENTS
--------------------------------------------------------------------------------



Report of Independent Accountants.............................................18

Consolidated Balance Sheet at December 31, 1998 and 1997......................19

Consolidated Statement of Income, Comprehensive Income and Equity
 for the Years Ended December 31, 1998, 1997 and 1996 ........................20

Consolidated Statement of Cash Flows for the Years Ended
 December 31, 1998, 1997 and 1996.............................................21

Notes to Consolidated Financial Statements ................................22-53

[PRICEWATERHOUSECOOPERS logo and address]







                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
and Policyholders of
Phoenix Home Life Mutual Insurance Company

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, comprehensive income and equity and of cash flows present fairly, in all material respects, the financial position of Phoenix Home Life Mutual Insurance Company and its subsidiaries at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As indicated in Note 19, the company has revised the accounting for leveraged leases.



/s/ PricewaterhouseCoopers LLP

February 11, 1999, except as to Note 20, which is as of April 27, 1999

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED BALANCE SHEET
--------------------------------------------------------------------------------

                                                                                        DECEMBER 31,
                                                                              1998                        1997
                                                                                       (IN THOUSANDS)
ASSETS
Investments:
Held-to-maturity debt securities, at amortized cost                         $ 1,881,687                 $ 1,554,905
Available-for-sale debt securities, at fair value                             6,693,540                   5,659,061
Equity securities, at fair value                                                304,545                     335,888
Mortgage loans                                                                  797,343                     927,501
Real estate                                                                      91,975                     321,757
Policy loans                                                                  2,008,260                   1,986,728
Other invested assets                                                           377,326                     319,088
Short-term investments                                                          240,911                   1,078,276
                                                                            -----------                 -----------
Total investments                                                            12,395,587                  12,183,204

Cash and cash equivalents                                                       132,634                     159,307
Accrued investment income                                                       173,312                     149,566
Deferred policy acquisition costs                                             1,076,635                   1,038,407
Premiums, accounts and notes receivable                                         120,928                      99,468
Reinsurance recoverables                                                         96,676                      66,649
Property and equipment, net                                                     153,425                     156,190
Goodwill and other intangible assets, net                                       527,029                     541,499
Other assets                                                                     46,060                      61,087
Separate account assets                                                       4,798,949                   4,082,255
                                                                            -----------                 -----------
Total assets                                                                $19,521,235                 $18,537,632
                                                                            ===========                 ===========

LIABILITIES
Policy liabilities and accruals                                             $11,810,202                 $11,334,014
Securities sold subject to repurchase agreements                                                            137,473
Notes payable                                                                   449,252                     471,085
Deferred income taxes                                                           111,912                     150,440
Other liabilities                                                               555,352                     585,467
Separate account liabilities                                                  4,798,949                   4,082,255
                                                                            -----------                 -----------
Total liabilities                                                            17,725,667                  16,760,734
                                                                            -----------                 -----------
Contingent liabilities (Note 17)
MINORITY INTEREST IN NET ASSETS
 OF CONSOLIDATED SUBSIDIARIES
                                                                                 91,884                     136,514
                                                                            -----------                 -----------

EQUITY
Retained earnings                                                             1,609,393                   1,484,620
Accumulated other comprehensive income                                           94,291                     155,764
                                                                             -----------                 -----------
Total equity                                                                  1,703,684                   1,640,384
                                                                            -----------                 -----------
Total liabilities and equity                                                $19,521,235                 $18,537,632
                                                                            ===========                 ===========

        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENT OF INCOME, COMPREHENSIVE INCOME AND EQUITY
--------------------------------------------------------------------------------

                                                                                 YEAR ENDED DECEMBER 31,
                                                                          1998            1997           1996
                                                                                     (IN THOUSANDS)
REVENUES
Premiums                                                                 $1,852,801      $1,640,606    $1,518,822
Insurance and investment product fees                                       619,476         468,030       421,058
Net investment income                                                       898,884         771,346       711,595
Net realized investment gains                                                63,562         111,465        77,422
                                                                         ----------      ----------    ----------
 Total revenues                                                           3,434,723       2,991,447     2,728,897
                                                                         ----------      ----------    ----------

BENEFITS, LOSSES AND EXPENSES
Policy benefits, claims, losses and loss
 adjustment expenses                                                      1,930,384       1,633,633     1,529,573
Policyholder dividends                                                      351,805         343,725       311,739
Policy acquisition expenses                                                 290,585         192,886       172,379
Amortization of goodwill and other intangible assets                         29,248          16,393        15,610
Interest expense                                                             29,889          28,147        17,570
Other operating expenses                                                    592,420         542,897       489,203
                                                                         ----------      ----------    ----------
  Total benefits, losses and expenses                                     3,224,331       2,757,681     2,536,074
                                                                         ----------      ----------    ----------

INCOME BEFORE INCOME TAXES AND MINORITY INTEREST                            210,392         233,766       192,823

Income taxes                                                                 75,152          58,177        80,683
                                                                         ----------      ----------    ----------

INCOME BEFORE MINORITY INTEREST                                             135,240         175,589       112,140

Minority interest in net income of consolidated subsidiaries                 10,467           8,882         8,902
                                                                         ----------      ----------    ----------

NET INCOME                                                                  124,773         166,707       103,238
                                                                         ----------      ----------    ----------

OTHER COMPREHENSIVE INCOME, NET OF INCOME TAXES
Unrealized (losses) gains on securities                                     (46,967)         98,287        42,493
Reclassification adjustment for net realized gains
   included in net income                                                   (12,980)        (30,213)      (28,580)
Minimum pension liability adjustment                                         (1,526)         (2,101)        1,241
                                                                         ----------      ----------    ----------
  Total other comprehensive income (loss)                                   (61,473)         65,973        15,154
                                                                         ----------      ----------    ----------

COMPREHENSIVE INCOME                                                         63,300         232,680       118,392
                                                                         ----------      ----------    ----------

EQUITY, BEGINNING OF YEAR - RESTATED (NOTE 19)                            1,640,384       1,407,704     1,289,312
                                                                         ----------      ----------    ----------

EQUITY, END OF YEAR                                                      $1,703,684      $1,640,384    $1,407,704
                                                                         ==========      ==========    ==========




        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED DECEMBER 31,
                                                                               1998           1997          1996
                                                                                          (IN THOUSANDS)
CASH FLOW FROM OPERATING ACTIVITIES
  Net income                                                                 $  124,773     $  166,707     $  103,238

ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
 PROVIDED BY OPERATIONS
  Net realized investment gains                                                 (63,562)      (111,465)       (77,422)
  Amortization and depreciation                                                  60,580         90,565         64,870
  Equity in undistributed earnings of affiliates and partnerships               (25,110)       (34,057)       (22,037)
  Deferred income taxes (benefit)                                                (9,274)         3,663         16,126
  (Increase) decrease in receivables                                            (75,233)       (49,172)         5,955
  Increase in deferred policy acquisition costs                                 (31,534)       (48,860)       (61,985)
  Increase in policy liabilities and accruals                                   487,312        512,476        559,724
  Increase (decrease) in other assets/other liabilities, net                     53,194         44,269        (66,337)
  Other, net                                                                      3,412          5,417           (320)
                                                                              ---------     ----------     ----------
    Net cash provided by operating activities                                   524,558        579,543       521,812
                                                                              ---------     ----------     ----------

CASH FLOW FROM INVESTING ACTIVITIES
  Proceeds from sales, maturities or repayments
    of available-for-sale debt securities                                     1,446,990      1,187,943      1,348,809
  Proceeds from maturities or repayments of held-to-maturity
    debt securities                                                                  306,183        217,302        118,596
  Proceeds from disposals of equity securities                                   45,204         51,373        382,359
  Proceeds from mortgage loan maturities or repayments                          200,419        164,213        151,760
  Proceeds from sale of real estate and other invested assets                   458,467        218,874        127,440
  Purchase of available-for-sale debt securities                             (2,568,971)    (1,689,479)    (1,909,086)
  Purchase of held-to-maturity debt securities                                 (631,974)      (225,722)      (385,321)
  Purchase of equity securities                                                 (86,472)       (88,573)      (215,104)
  Purchase of subsidiaries                                                       (6,647)      (246,400)
  Purchase of mortgage loans                                                    (75,974)      (140,831)      (200,683)
  Purchase of real estate and other invested assets                            (201,424)       (90,593)      (157,077)
  Change in short-term investments, net                                         837,365         58,384        110,503
  Increase in policy loans                                                      (21,532)       (59,699)       (49,912)
  Capital expenditures                                                          (23,935)       (41,504)        (3,543)
  Other investing activities, net                                                (6,540)        (1,750)        (5,898)
                                                                              ---------     ----------     ----------
    Net cash used for investing activities                                     (328,841)      (686,462)      (687,157)
                                                                              ---------     ----------     ----------

CASH FLOW FROM FINANCING ACTIVITIES
  Withdrawals of contractholder deposit funds,
    net of deposits and interest credited                                       (11,124)       (17,902)        (6,301)
  (Repayment of)/proceeds from securities sold
    subject to repurchase agreements                                           (137,472)       137,472
  Proceeds from borrowings                                                          136        215,359        226,082
  Repayment of borrowings                                                       (63,328)      (234,703)        (2,400)
  Dividends paid to minority shareholders in consolidated subsidiaries           (4,938)        (6,895)        (6,245)
  Other financing activities                                                     (5,664)
                                                                              ---------     ----------     ----------
    Net cash provided by (used for) financing activities                       (222,390)        93,331        211,136
                                                                              ---------     ----------     ----------

NET CHANGE IN CASH AND CASH EQUIVALENTS                                         (26,673)       (13,588)        45,791

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                                    159,307        172,895        127,104
                                                                              ---------     ----------     ----------

CASH AND CASH EQUIVALENTS, END OF YEAR                                       $  132,634     $  159,307     $  172,895
                                                                              =========     ==========     ==========

SUPPLEMENTAL CASH FLOW INFORMATION
    Income taxes paid, net                                                   $   44,508     $   76,167     $   76,157
    Interest paid on indebtedness                                            $   32,834     $   32,300     $   19,214

        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  DESCRIPTION OF BUSINESS

    Phoenix Home Life Mutual Insurance Company (Phoenix) and its subsidiaries market a wide range of insurance and investment products and services including individual participating life insurance, variable life insurance, group life and health insurance, life and health reinsurance, annuities, investment advisory and mutual fund distribution services and insurance agency and brokerage operations, primarily based in the United States. These products and services are distributed among five reportable segments:
    Individual Insurance, Life Reinsurance, Group Life and Health Insurance, Securities Management and All Other. See Note 10 for segment information.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION

    The consolidated financial statements include the accounts of Phoenix and significant subsidiaries. Less than majority-owned entities in which Phoenix has significant influence over operating and financial policies and generally at least a 20% ownership interest are reported on the equity basis.

    These consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, income taxes, contingencies and valuation allowances for investment assets are discussed throughout the Notes to Consolidated Financial Statements. Significant intercompany accounts and transactions have been eliminated. Amounts for 1997 and 1996 have been retroactively restated to account for income from leveraged lease investments (see Note 19). Certain reclassifications have been made to the 1997 and 1996 amounts to conform with the 1998 presentation.

    VALUATION OF INVESTMENTS

    Investments in debt securities include bonds, asset-backed securities including collateralized mortgage obligations and redeemable preferred stocks. Phoenix classifies its debt securities as either held-to-maturity or available-for-sale investments. Debt securities held-to-maturity consist of private placement bonds reported at amortized cost, net of impairments, that management intends and has the ability to hold until maturity. Debt securities available-for-sale are reported at fair value with unrealized gains or losses included in equity and consist of public bonds and preferred stocks that management may not hold until maturity. Debt securities are considered impaired when a decline in value is considered to be other than temporary.

    Equity securities are reported at fair value based principally on their quoted market prices with unrealized gains or losses included in equity. Equity securities are considered impaired when a decline in value is considered to be other than temporary.

    Mortgage loans on real estate are stated at unpaid principal balances, net of valuation reserves on impaired mortgages. A mortgage loan is considered to be impaired if management believes it is probable that Phoenix will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. An impaired mortgage loan's fair value is measured based on the present value of future cash flows discounted at the loan's observable market price or at the fair value of the collateral. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as a valuation reserve.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Real estate, all of which is held for sale, is carried at the lower of cost or current fair value less costs to sell. Fair value for real estate is determined taking into consideration one or more of the following factors: property valuation techniques utilizing discounted cash flows at the time of stabilization including capital expenditures and stabilization costs; sales of comparable properties; geographic location of the property and related market conditions; and disposition costs.

    Policy loans are generally carried at their unpaid principal balances and are collateralized by the cash values of the related policies.

    Short-term investments are carried at amortized cost, which approximates fair value.

    Partnership interests are carried at cost adjusted for Phoenix's equity in undistributed earnings or losses since acquisition, less allowances for other than temporary declines in value. These earnings or losses are included in investment income. Prior to 1998, for venture capital partnerships, this activity was reflected in capital gains and losses. Such earnings and losses included in prior year financial statements have been reclassified to reflect this change.

    Beginning in 1998, leveraged lease investments represent the net of the estimated residual value of the lease assets, rental receivables, and unearned and deferred income to be allocated over the lease term. Investment income is calculated using the interest method and is recognized only in periods in which the net investment is positive. Prior to 1998, leveraged lease investments were carried at cost adjusted for Phoenix's equity in undistributed earnings or losses since acquisition, less allowances for other than temporary declines in value. Prior years have been restated to reflect these changes (see Note 19).

    Realized investment gains and losses, other than those related to separate accounts for which Phoenix does not bear the investment risk, are determined by the specific identification method and reported as a component of revenue. A realized investment loss is recorded when an investment valuation reserve is determined. Valuation reserves are netted against the asset categories to which they apply and changes in the valuation reserves are included in realized investment gains and losses. Unrealized investment gains and losses on debt securities and equity securities classified as available-for-sale are included as a component of equity, net of deferred income taxes and deferred policy acquisition costs.

    FINANCIAL INSTRUMENTS

    In the normal course of business, Phoenix enters into transactions involving various types of financial instruments including debt, investments such as debt securities, mortgage loans and equity securities, off-balance sheet financial instruments such as investment and loan commitments, financial guarantees, interest rate swaps and interest rate floors. These instruments have credit risk and also may be subject to risk of loss due to interest rate and market fluctuations.

    Phoenix also uses interest rate swaps and futures contracts as hedges for asset/liability management of fixed income investments and certain liabilities. Realized gains and losses on these contracts are deferred and amortized over the life of the hedged asset or liability.

    Phoenix enters into interest rate floor contracts to hedge against significant declines in interest rates by locking in a minimum interest rate amount that will be received on future reinvestments in terms of an underlying treasury yield. Phoenix does not enter into interest rate floor contracts for trading purposes. The excess of a predetermined (strike) rate over a reference (index) rate is recognized in investment income when received or paid.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    CASH AND CASH EQUIVALENTS

    Cash and cash equivalents includes cash on hand and money market instruments.

    DEFERRED POLICY ACQUISITION COSTS

    The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to the production of revenues, are deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition at the end of each accounting period.

    For individual participating life insurance business, deferred policy acquisition costs are amortized in proportion to historical and anticipated gross margins. Deviations from expected experience are reflected in earnings in the period such deviations occur.

    For universal life, limited pay and investment type contracts, deferred policy acquisition costs are amortized in proportion to total estimated gross profits over the expected average life of the contracts using estimated gross margins arising principally from investment, mortality and expense margins and surrender charges based on historical and anticipated experience, updated at the end of each accounting period.

    GOODWILL AND OTHER INTANGIBLE ASSETS

    Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. These costs are amortized on a straight-line basis over periods, not exceeding 40 years, that correspond with the benefits expected to be derived from the acquisitions. Other intangible assets are amortized on a straight-line basis over the estimated lives of such assets. Management periodically reevaluates the propriety of the carrying value of goodwill and other intangible assets by comparing estimates of future undiscounted cash flows to the carrying value of assets. Assets are considered impaired if the carrying value exceeds the expected future undiscounted cash flows.

    SEPARATE ACCOUNTS

    Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of Phoenix. The assets and liabilities are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

    POLICY LIABILITIES AND ACCRUALS

    Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Policy liabilities for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to assumed rates of interest, mortality, morbidity and withdrawals. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality charges.

    Liabilities for outstanding claims, losses and loss adjustment expenses are amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Unearned premiums relate primarily to individual participating life insurance as well as group life, accident and health insurance premiums. The premiums are reported as earned on a pro rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

    PREMIUM AND FEE REVENUE AND RELATED EXPENSES

    Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue on a pro rata basis over each policy year. Benefits, losses and related expenses are matched with premiums over the related contract periods. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

    POLICYHOLDERS' DIVIDENDS

    Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of Phoenix. The amount of policyholders' dividends to be paid is determined annually by Phoenix's board of directors. The aggregate amount of policyholders' dividends is related to the actual interest, mortality, morbidity and expense experience for the year and Phoenix's judgment as to the appropriate level of statutory surplus to be retained. At the end of the reporting period, Phoenix establishes a dividend liability for the pro rata portion of the dividends payable on the next anniversary of each policy. Phoenix also establishes a liability for termination dividends.

    INCOME TAXES

    Phoenix and its eligible affiliated companies have elected to file a life/nonlife consolidated federal income tax return for 1998 and prior years. Entities included within the consolidated group are segregated into either a life insurance or nonlife insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions in the percentage of eligible nonlife tax losses that can be applied to offset life company taxable income.

    Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. These differences result primarily from policy liabilities and accruals, policy acquisition expenses, investment impairment reserves, reserves for postretirement benefits and unrealized gains or losses on investments.

    As a mutual life insurance company, Phoenix is required to reduce its income tax deduction for policyholder dividends by the differential earnings amount, defined as the difference between the earnings rates of stock and mutual companies applied against an adjusted base of policyholders' surplus.

    RECENT ACCOUNTING PRONOUNCEMENTS

    Phoenix adopted Statement of Financial Accounting Standard (SFAS) No. 130, "Reporting Comprehensive Income," as of January 1, 1998. This statement establishes standards for the reporting and display of comprehensive income and its components in a full set of financial statements. This statement defines the components of comprehensive income as those items that were previously reported only as components of equity and were excluded from net income.

    In 1998, Phoenix adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." This statement supersedes SFAS No. 14, "Financial Reporting for Segments of a

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Business Enterprise," replacing the "industry segment" approach with the "management" approach. The management approach designates the internal organization that is used by management for making operating decisions and assessing performance as the source of Phoenix's reportable segments. The adoption of this statement did not affect the results of operations or financial position but did affect the disclosure of segment information.

    In 1998, Phoenix adopted SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits," which amends SFAS No. 87, "Employers' Accounting for Pensions," No. 88, "Employers' Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits," and No. 106, "Employers' Accounting for Postretirement Benefits Other than Pensions." The new statement revises and standardizes employers' disclosures about pension and other postretirement benefit plans. Adoption of this statement did not affect the results of operations or financial position of the company.

    On June 15, 1998, The Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." This statement, effective for all years beginning after June 15, 1999, requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on whether a derivative is designed as part of a hedge transaction and, if it is, the type of hedge transaction. Management anticipates that, due to its limited use of derivative instruments, the adoption of this statement will not have a significant effect on Phoenix's results of operations or its financial position.

3.  SIGNIFICANT TRANSACTIONS

    DIVIDEND SCALE REDUCTION

    Due to the decline of interest rates in the financial markets to historic lows and the strong likelihood that such levels will be sustained, Phoenix carefully reviewed and considered a change in its dividend scale. As a result, in October 1998, Phoenix's Board of Directors voted to adopt a reduced dividend scale, effective for dividends payable on or after January 1, 1999. Dividends for individual participating policies are being reduced 60 basis points in most cases, an average reduction of approximately 8%. The effect was a decrease of approximately $15.7 million in the policyholder dividends expense in 1998.

    REAL ESTATE SALES

    On December 15, 1998, Phoenix sold 47 commercial real estate properties with a carrying value of $269.8 million, and 4 joint venture real estate partnerships with a carrying value of $10.5 million, for approximately $309 million in cash. This transaction, along with the sale of 18 other properties and partnerships during the year, which had a carrying value of $36.7 million, resulted in after-tax gains of approximately $49.6 million. As of December 31,1998, Phoenix has 7 commercial real estate properties remaining with a carrying value of $55.7 million and 10 joint venture real estate partnerships with a carrying value of $36.3 million.

    PHOENIX INVESTMENT PARTNERS, LTD.

    On December 3, 1998, Phoenix Investment Partners completed the sale of its 49% interest in Canadian investment firm Beutel, Goodman & Company, Ltd. for $47 million. Phoenix Investment Partners received $37 million in cash and a $10 million three-year interest bearing note. The transaction resulted in a before-tax gain of approximately $17.5 million. Phoenix's interest represents an after-tax realized gain of approximately $6.8 million.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    On September 3, 1997, Phoenix Investment Partners acquired Pasadena Capital Corporation, the parent company of Roger Engemann & Associates, Inc. for approximately $214 million. Pasadena Capital managed over $7 billion in assets at December 31, 1998, primarily individual accounts.

    On July 17, 1997, Phoenix Investment Partners acquired a majority interest in GMG/Seneca Capital Management LLC, renamed Seneca Capital Management, for approximately $37.5 million. Seneca Capital Management managed $6 billion in assets at December 31, 1998.

    The purchase price for Pasadena Capital and Seneca Capital Management represented the consideration paid and the direct costs incurred by Phoenix Investment Partners to purchase Pasadena Capital and a majority interest in Seneca Capital Management. The excess of the purchase price over the fair value of the acquired net tangible assets of these companies totaled approximately $212.8 million. Of this excess purchase price, $110.2 million was classified as identifiable intangible assets, primarily associated with investment management contracts, which are being amortized over their estimated average useful life of 13 years using the straight line method. The remaining excess purchase price of $142.5 million was classified as goodwill and is being amortized over 40 years using the straight line method.

    Phoenix owns approximately 60% of the outstanding Phoenix Investment Partners' common stock. In addition, Phoenix owns 45% of Phoenix Investment Partners' convertible subordinated debentures.

    CONFEDERATION LIFE

    On December 31, 1997, Phoenix acquired the individual life and single-premium deferred annuity business of the former Confederation Life Insurance Company. Confederation Life, a Canadian mutual life insurer, was placed in liquidation during August of 1994. The blocks of business acquired were part of Confederation Life's U.S. branch operations and were covered under the rehabilitation plan approved by a Michigan circuit court. Approximately 40,000 policies with annualized premium of $122.8 million were included in the acquisition under an assumption reinsurance contract. Pursuant to initiation of the contract and the closing on December 31, 1997, Phoenix recorded all balances reinsured using the purchase accounting method. The value of reserves and liabilities acquired totaled $1.4 billion and exceeded the assets received, principally cash and short-term investments. The $141.3 million difference, which does not exceed the estimated present value of future profits of the acquired business, was recorded as deferred acquisition costs.

    SURPLUS NOTES

    On November 25, 1996, Phoenix issued $175 million of surplus notes with a 6.95% interest rate scheduled to mature on December 1, 2006. There are no sinking fund provisions in the notes. The notes are classified as notes payable in the Consolidated Balance Sheet.

    The notes were issued in accordance with Section 1307 (Contingent Liability for Borrowings) of the New York Insurance Law and, accordingly, interest and principal payments cannot be made without the approval of the New York Insurance Department.

    The notes were issued pursuant to Rule 144A (Private Resales of Securities to Institutions) under the Securities Act of 1933 underwritten by Bear, Stearns & Co. Inc., Chase Securities Inc. and Merrill Lynch & Co. and are administered by Bank of New York as registrar/paying agent.

    ABERDEEN ASSET MANAGEMENT PLC

    As of December 31, 1998, PM Holdings owned 10% of the outstanding common stock of Aberdeen Asset Management, a Scottish asset management firm. The investment is reported on the equity basis and classified as other invested assets in the Consolidated Balance Sheet.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    In addition, on April 15, 1996, Phoenix purchased a 7% convertible subordinated note issued by Aberdeen Asset Management for $37.5 million. The note, which matures on March 29, 2003, may be converted into shares which would be equivalent to approximately 10% of Aberdeen Asset Management's then outstanding common stock. The note is also classified as other invested assets in the Consolidated Balance Sheet.

    In the spring of 1996, Phoenix and Aberdeen Asset Management joined together to form Phoenix-Aberdeen International Advisors, LLC, an SEC registered investment advisor that, in conjunction with Phoenix Investment Partners and Aberdeen Asset Management, develops and markets investment products in the United States and the United Kingdom.

4.  INVESTMENTS

    Information pertaining to Phoenix's investments, net investment income and realized and unrealized investment gains and losses follows:

    DEBT AND EQUITY SECURITIES

    The amortized cost and fair value of investments in debt and equity securities as of December 31, 1998 were as follows:

                                                                        GROSS            GROSS
                                                     AMORTIZED       UNREALIZED        UNREALIZED        FAIR
                                                        COST            GAINS            LOSSES         VALUE
                                                                           (IN THOUSANDS)
    DEBT SECURITIES

    HELD-TO-MATURITY:
    State and political subdivision bonds            $   10,562       $      643      $       (78)       $   11,127
    Foreign government bonds                              3,036                              (743)            2,293
    Corporate securities                              1,695,789           98,896          (13,823)        1,780,862
    Mortgage-backed securities                          172,300            6,201              (12)          178,489
                                                     ----------       ----------      -----------        ----------

      Total                                           1,881,687          105,740          (14,656)        1,972,771
                                                     ----------       ----------      -----------        ----------

    AVAILABLE-FOR-SALE:
    U.S. government and agency bonds                    497,089           34,454             (422)          531,121
    State and political subdivision bonds               529,977           43,622             (104)          573,495
    Foreign government bonds                            293,968           28,814          (18,691)          304,091
    Corporate securities                              1,993,720          110,525          (36,656)        2,067,589
    Mortgage-backed securities                        3,121,690          110,172          (14,618)        3,217,244
                                                     ----------       ----------      -----------        ----------

      Total                                           6,436,444          327,587          (70,491)        6,693,540
                                                     ----------       ----------      -----------        ----------

      TOTAL DEBT SECURITIES                          $8,318,131       $  433,327      $   (85,147)       $8,666,311
                                                     ----------       ----------      -----------        ----------

    EQUITY SECURITIES                                $  223,915       $  102,018      $   (21,388)       $  304,545
                                                     ==========       ==========      ===========        ==========

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The amortized cost and fair value of investments in debt and equity securities as of December 31, 1997 were as follows:

                                                                         GROSS              GROSS
                                                      AMORTIZED        UNREALIZED         UNREALIZED            FAIR
                                                         COST            GAINS              LOSSES              VALUE
                                                                               (IN THOUSANDS)

    DEBT SECURITIES

    HELD-TO-MATURITY:
    State and political subdivision bonds               $   11,041        $     569        $       (8)        $   11,602
    Foreign government bonds                                 3,032               15              (115)             2,932
    Corporate securities                                 1,521,033          103,267            (2,042)         1,622,258
    Mortgage-backed securities                              19,799              949                               20,748
                                                        ----------        ---------        ----------         ----------

      Total                                              1,554,905          104,800            (2,165)         1,657,540
                                                        ----------        ---------        ----------         ----------

    AVAILABLE-FOR-SALE:
    U.S. government and agency bonds                       501,190           25,020              (636)           525,574
    State and political subdivision bonds                  474,123           32,896            (3,477)           503,542
    Foreign government bonds                               248,831           26,303            (5,992)           269,142
    Corporate securities                                 1,384,503           97,943            (4,403)         1,478,043
    Mortgage-backed securities                           2,786,278           99,785            (3,303)         2,882,760
                                                        ----------        ---------        ----------         ----------

      Total                                              5,394,925          281,947           (17,811)         5,659,061
                                                        ----------        ---------        ----------         ----------

      TOTAL DEBT SECURITIES                             $6,949,830       $  386,747        $  (19,976)        $7,316,601
                                                        ----------        ---------        ----------         ----------

    EQUITY SECURITIES                                   $  158,217       $  190,669        $  (12,998)        $  335,888
                                                        ==========        =========        ==========         ==========


    The amortized cost and fair value of debt securities, by contractual sinking fund payment and maturity, as of December 31, 1998 are shown below. Actual maturity may differ from contractual maturity because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or Phoenix may have the right to put or sell the obligations back to the issuers.

                                                              HELD-TO-MATURITY                   AVAILABLE-FOR-SALE
                                                         AMORTIZED           FAIR            AMORTIZED           FAIR
                                                           COST              VALUE             COST              VALUE
                                                                                 (IN THOUSANDS)

    Due in one year or less                             $    75,505       $    66,367       $    58,513       $    59,953
    Due after one year through five years                   512,131           535,084           460,182           481,790
    Due after five years through ten years                  672,533           710,988           948,676           983,590
    Due after ten years                                     449,218           481,843         1,847,383         1,950,963
    Mortgage-backed securities                              172,300           178,489         3,121,690         3,217,244
                                                        -----------       -----------       -----------       -----------

    Total                                               $ 1,881,687       $ 1,972,771       $ 6,436,444       $ 6,693,540
                                                        ===========       ===========       ===========       ===========

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Carrying values for investments in mortgage-backed securities, excluding U.S. government guaranteed investments, were as follows:

                                                                                      DECEMBER 31,
                                                                                 1998              1997
                                                                                     (IN THOUSANDS)

             Planned amortization class                                        $  433,668         $  554,425
             Asset-backed                                                         910,594            594,128
             Mezzanine                                                            280,162            328,539
             Commercial                                                           641,485            556,155
             Sequential pay                                                       982,576            680,397
             Pass through                                                         119,065            132,522
             Other                                                                 21,994             56,393
                                                                               ----------         ----------

             Total mortgage-backed securities                                  $3,389,544         $2,902,559
                                                                               ==========         ==========

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    MORTGAGE LOANS AND REAL ESTATE

    Phoenix's mortgage loans and real estate are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and are generally 75% of the properties' value at the time the original loan is made.


    Mortgage loans and real estate investments comprise the following property types and geographic regions:

                                                   MORTGAGE LOANS                            REAL ESTATE
                                                    DECEMBER 31,                             DECEMBER 31,
                                             1998                    1997             1998                1997
                                                   (IN THOUSANDS)                           (IN THOUSANDS)
    PROPERTY TYPE:
    Office buildings                        $221,244               $246,500          $ 38,343            $180,743
    Retail                                   203,927                231,886            36,858             108,907
    Apartment buildings                      261,894                303,990            21,553              20,560
    Industrial buildings                     121,789                162,008             1,600              39,810
    Other                                     19,089                 18,917                32                 238
    Valuation allowances                     (30,600)               (35,800)           (6,411)            (28,501)
                                            --------               --------          --------            --------
    Total                                   $797,343               $927,501          $ 91,975            $321,757
                                            ========               ========          ========            ========

    GEOGRAPHIC REGION:
    Northeast                               $169,368               $222,975          $ 47,709            $ 92,513
    Southeast                                213,916                257,376                32              85,781
    North central                            176,683                189,163            11,453              63,751
    South central                             98,956                 79,092            22,649              58,954
    West                                     169,020                214,695            16,543              49,259
    Valuation allowances                     (30,600)               (35,800)           (6,411)            (28,501)
                                            --------               --------          --------            --------
    Total                                   $797,343               $927,501          $ 91,975            $321,757
                                            ========               ========          ========            ========


    At December 31, 1998, scheduled mortgage loan maturities were as follows:
    1999--$99 million; 2000--$81 million; 2001--$87 million; 2002--$29 million;
    2003--$107 million; and $394 million thereafter. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. Phoenix refinanced $2.3 million and $8.6 million of its mortgage loans during 1998 and 1997, respectively, based on terms which differed from those granted to new borrowers.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    INVESTMENT VALUATION ALLOWANCES

    Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheet and changes thereto were as follows:

                                  BALANCE AT                                                          BALANCE AT
                                  JANUARY 1,              ADDITIONS               DEDUCTIONS         DECEMBER 31,
                                                                    (IN THOUSANDS)
    1998
    Mortgage loans                  $ 35,800               $ 50,603                 $(55,803)             $30,600
    Real estate                       28,501                  5,108                  (27,198)               6,411
                                    --------               --------                 --------              -------
    Total                           $ 64,301               $ 55,711                 $(83,001)             $37,011
                                    ========               ========                 ========              =======

    1997
    Mortgage loans                  $ 48,399               $  6,731                 $(19,330)             $35,800
    Real estate                       47,509                  4,201                  (23,209)              28,501
                                    --------               --------                 --------              -------
    Total                           $ 95,908               $ 10,932                 $(42,539)             $64,301
                                    ========               ========                 ========              =======

    1996
    Mortgage loans                  $ 65,807               $  7,640                 $(25,048)             $48,399
    Real estate                       83,755                  2,526                  (38,772)              47,509
                                    --------               --------                 --------              -------
    Total                           $149,562               $ 10,166                 $(63,820)             $95,908
                                    ========               ========                 ========              =======

    NONINCOME-PRODUCING MORTGAGE LOANS AND BONDS

    The net carrying values of nonincome-producing mortgage loans were $15.6 million and $7.0 million at December 31, 1998 and 1997, respectively. The net carrying value of nonincome-producing bonds was $22.3 million at December 31, 1998. There were no nonincome-producing bonds at December 31, 1997.

    INTEREST RATE SWAPS AND INTEREST RATE FLOORS

    The notional amounts of Phoenix's interest rate swaps were $416.0 million and $272.9 million at December 31, 1998 and 1997, respectively. Weighted average received and paid rates were 6.24% and 5.79%, for 1998. The increase in net investment income related to interest rate swap contracts was $1.9 million and $.7 million for the years ended December 31, 1998 and 1997, respectively. The fair value of these interest rate swap agreements as of December 31, 1998 and 1997 were $11.0 million and $9.4 million, respectively. These agreements do not require the exchange of underlying principal amounts, and accordingly Phoenix's maximum exposure to credit risk is the difference in interest payments exchanged.

    During 1998, Phoenix entered into several interest rate floor contracts. The notional amount of Phoenix's interest rate floor contracts was $570.0 million at December 31, 1998. The weighted average strike rate was 4.59% for 1998. The excess of the strike rates over the index rates (5- and 10-year constant maturity treasury yields) was not significant. The fair value of these interest rate floors at December 31, 1998 was $1.4 million. These contracts do not require payment of notional principal.

    Management of Phoenix considers the likelihood of any material loss on these guarantees or interest rate swaps or floors to be remote.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    OTHER INVESTED ASSETS

    Other invested assets, consisting primarily of partnership interests and equity in unconsolidated affiliates, were as follows:

                                                                                      DECEMBER 31,
                                                                             1998                      1997
                                                                                     (IN THOUSANDS)

          Venture capital equity partnerships                              $140,591                  $ 88,228
          Transportation and equipment leases                                80,953                    78,024
          Affordable housing partnerships                                    10,854
          Investment in Aberdeen Asset Management                            72,257                    70,317
          Investment in Beutel, Goodman & Co. Ltd.                                                     31,214
          Investment in other affiliates                                     23,387                     5,453
          Seed money in separate accounts                                    26,587                    41,297
          Other partnership interests                                        22,697                     4,555
                                                                           --------                  --------
          Total other invested assets                                      $377,326                  $319,088
                                                                           ========                  ========

    NET INVESTMENT INCOME

    The components of net investment income for the year ended December 31, were as follows:

                                                    1998                       1997                       1996
                                                                         (IN THOUSANDS)

          Debt securities                           $598,892                  $509,702                   $469,713
          Equity securities                            6,469                     4,277                      4,689
          Mortgage loans                              83,101                    85,662                     84,318
          Policy loans                               146,477                   122,562                    117,742
          Real estate                                 38,338                    18,939                     21,799
          Leveraged leases                             2,746                     2,692                      3,286
          Other invested assets                       22,364                    31,365                     18,751
          Short-term investments                      23,825                    18,768                     18,688
                                                    --------                  --------                   --------
          Sub-total                                  922,212                   793,967                    738,986
          Less investment expenses                    23,328                    22,621                     27,391
                                                    --------                  --------                   --------
          Net investment income                     $898,884                  $771,346                   $711,595
                                                    ========                  ========                   ========

    Investment income of $8.4 million was not accrued on certain delinquent mortgage loans and defaulted bonds at December 31, 1998. Phoenix does not accrue interest income on impaired mortgage loans and impaired bonds when the likelihood of collection is doubtful.

    The payment terms of mortgage loans may, from time to time, be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $40.8 million and $51.3 million at December 31, 1998 and 1997, respectively. Interest income on restructured

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $4.9 million, $5.3 million and $3.1 million in 1998, 1997 and 1996, respectively. Actual interest income on these loans included in net investment income was $4.0 million, $3.8 million and $5.2 million in 1998, 1997 and 1996, respectively.

    INVESTMENT GAINS AND LOSSES

    Net unrealized gains and (losses) on securities available-for-sale and carried at fair value for the year ended December 31, were as follows:

                                                              1998                1997                   1996
                                                                             (IN THOUSANDS)

    Debt securities                                        $ (7,040)              $112,194               $(70,986)
    Equity securities                                       (91,880)                74,547                 40,803
    Deferred policy acquisition costs                         6,694                (80,603)                51,528
    Deferred income taxes                                   (32,279)                38,064                  7,432
                                                           --------               --------               --------

    Net unrealized investment (losses) gains
      on securities available-for-sale                     $(59,947)              $ 68,074               $ 13,913
                                                           ========               ========               ========

    Realized investment gains and losses for the year ended December 31, were as follows:

                                                              1998                 1997                   1996
                                                                             (IN THOUSANDS)

    Debt securities                                         $(4,295)              $ 19,315               $(10,476)
    Equity securities                                        11,939                 26,290                 59,794
    Mortgage loans                                           (6,895)                 3,805                  2,628
    Real estate                                              67,522                 44,668                 24,711
    Other invested assets                                    (4,709)                17,387                    765
                                                           --------               --------               --------

    Net realized investment gains                          $ 63,562               $111,465               $ 77,422
                                                           ========               ========               ========

    The proceeds from sales of available-for-sale debt securities and the gross realized gains and gross realized losses on those sales for the year ended December 31, were as follows:

                                                           1998                    1997                   1996
                                                                              (IN THOUSANDS)

         Proceeds from disposals                           $912,696               $821,339              $1,118,594
         Gross gains on sales                              $ 17,442               $ 27,954              $   12,547
         Gross losses on sales                             $ 33,641               $  5,309              $   25,575

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  GOODWILL AND OTHER INTANGIBLE ASSETS

    Goodwill and other intangible assets were as follows:

                                                                                            DECEMBER 31,
                                                                                      1998               1997
                                                                                           (IN THOUSANDS)
    Phoenix Investment Partners' gross amounts:
      Goodwill                                                                        $321,793           $321,932
      Investment management contracts                                                  169,006            167,788
      Noncompete covenant                                                                5,000              5,000
      Other                                                                                472              1,220
                                                                                      --------           --------
    Totals                                                                             496,271            495,940
                                                                                      --------           --------

    Other gross amounts:
      Goodwill                                                                          79,217             65,585
      Client listings                                                                   48,111             45,441
      Intangible asset related to pension plan benefits                                 16,229             18,032
      Other                                                                              1,690                279
                                                                                      --------           --------
    Totals                                                                             145,247            129,337
                                                                                      --------           --------

    Total gross goodwill and other intangible assets                                   641,518            625,277

    Accumulated amortization - Phoenix Investment Partners                             (49,615)           (27,579)
    Accumulated amortization - other                                                   (64,874)           (56,199)
                                                                                      --------           --------

    Total net goodwill and other intangible assets                                    $527,029           $541,499
                                                                                      ========           ========




    In 1997, American Phoenix Corporation wrote down the carrying value of its goodwill and other intangible assets by $18.8 million. This impairment loss is included in other operating expenses in the Consolidated Statement of Income, Comprehensive Income and Equity.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.  NOTES PAYABLE

                                                                                            DECEMBER 31,
                                                                                   1998                     1997
                                                                                           (IN THOUSANDS)

      Short-term debt                                                             $ 20,463                 $ 15,539
      Bank borrowings                                                              205,778                  263,732
      Notes payable                                                                  5,438                   14,632
      Subordinated debentures                                                       41,359
      Surplus notes                                                                175,000                  175,000
      Secured debt                                                                   1,214                    2,182
                                                                                  --------                 --------

      Total notes payable                                                         $449,252                 $471,085
                                                                                  ========                 ========

    Phoenix has various lines of credit established with major commercial banks. As of December 31, 1998, Phoenix had outstanding balances totaling $219.7 million. The total unused credit was $190.7 million. Interest rates ranged from 5.24% to 7.98% in 1998.

    Maturities of other indebtedness are as follows: 1999--$20.5 million; 2000--$38.3 million; 2001--$29.2 million; 2002--$318.3 million; 2003--$1.1 million; 2004 and thereafter--$41.9 million.

    Interest expense was $29.9 million, $32.5 million and $18.0 million for the years ended December 31, 1998, 1997 and 1996, respectively.

7.  INCOME TAXES

    A summary of income taxes (benefits) applicable to income before income taxes and minority interest for the year ended December 31, was as follows:

                                                         1998                      1997                      1996
                                                                              (IN THOUSANDS)

 Income taxes
   Current                                               $80,322                  $54,514                   $59,673
   Deferred                                               (5,170)                   3,663                    21,010
                                                         -------                  -------                   -------

 Total                                                   $75,152                  $58,177                   $80,683
                                                         =======                  =======                   =======

    The income taxes attributable to the consolidated results of operations are different than the amounts determined by multiplying income before taxes by the statutory income tax rate. The

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    sources of the difference and the tax effects of each for the year ended December 31, were as follows (in thousands, aside from the percentages):

                                                        1998                 1997                    1996
                                                                   %                      %                     %

     Income tax expense at statutory rate             $73,637      35       $81,818       35        $67,488     35
     Dividend received deduction and
       tax-exempt interest                             (3,691)     (1)       (2,513)      (1)        (2,107)    (1)
     Other, net                                         5,206       2        (8,017)      (4)         2,736      1
                                                      -------      --       -------       --         ------     --
                                                       75,152      36        71,288       30         68,117     35

     Differential earnings (equity tax)                                     (13,111)      (5)        12,566      7
                                                      -------      --       -------       --         ------     --

     Income taxes                                     $75,152      36       $58,177       25        $80,683     42
                                                      =======      ==       =======       ==        =======     ==

    The deferred income tax liability (asset) represents the tax effects of temporary differences attributable to the consolidated tax return group. The components were as follows:

                                                                                         DECEMBER 31,
                                                                              1998                        1997
                                                                                       (IN THOUSANDS)

     Deferred policy acquisition costs                                      $  301,337                 $  303,500
     Unearned premium/deferred revenue                                        (148,112)                  (139,817)
     Impairment reserves                                                       (23,393)                   (26,102)
     Pension and other postretirement benefits                                 (59,164)                   (56,643)
     Investments                                                               105,395                     83,821
     Future policyholder benefits                                             (141,130)                  (140,980)
     Other                                                                      28,730                     45,053
                                                                            ----------                 ----------
                                                                                63,663                     68,832
     Net unrealized investment gains                                            51,597                     84,134
     Minimum pension liability                                                  (3,348)                    (2,526)
                                                                            ----------                 ----------

     Deferred income tax liability, net                                     $  111,912                 $  150,440
                                                                            ==========                 ==========

    Gross deferred income tax assets totaled $375 million and $366 million at December 31, 1998 and 1997, respectively. Gross deferred income tax liabilities totaled $487 million and $516 million at December 31, 1998 and 1997, respectively. It is management's assessment, based on Phoenix's earnings and projected future taxable income, that it is more likely than not that deferred income tax assets at December 31, 1998 and 1997 will be realized.

    The Internal Revenue Service is currently examining Phoenix's tax returns for 1995 through 1997. Management does not believe that there will be a material adverse effect on the financial statements as a result of pending tax matters.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

8.  PENSION AND OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFIT PLANS

    PENSION PLANS

    Phoenix has a multi-employer, noncontributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. Phoenix also sponsors a nonqualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. Phoenix's funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974. Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

    Components of net periodic pension cost for the years ended December 31, were as follows:

                                                             1998                   1997                   1996
                                                                               (IN THOUSANDS)

    Components of net periodic benefit cost
          Service cost                                      $ 11,046               $ 10,278               $ 10,076
          Interest cost                                       22,958                 22,650                 22,661
          Expected return on plan assets                     (25,083)               (22,055)               (20,847)
          Amortization of net transition asset                (2,369)                (2,369)                (2,468)
          Amortization of prior service cost                   1,795                  1,795                    (22)
          Amortization of net (gain) loss                     (1,247)                    25                  1,867
                                                            --------               --------               --------
          Net periodic benefit cost                         $  7,100               $ 10,324               $ 11,267
                                                            ========               ========               ========

    In 1996, Phoenix offered an early retirement program which granted an additional benefit of five years of age and service. As a result of the early retirement program, Phoenix recorded an additional pension expense of $8.7 million for the year ended December 31, 1996.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The aggregate change in projected benefit obligation, change in plan assets, and funded status of the plan were as follows:

                                                                                            DECEMBER 31,
                                                                                      1998                1997
                                                                                           (IN THOUSANDS)

    Change in projected benefit obligation
      Projected benefit obligation at beginning of year                         $ 335,436               $ 301,245
      Service cost                                                                 11,046                  10,278
      Interest cost                                                                22,958                  22,650
      Plan amendments                                                                                         171
      Actuarial loss                                                                1,958                  18,644
      Benefit payments                                                            (17,936)                (17,552)
                                                                                ---------               ---------
      Benefit obligation at end of year                                         $ 353,462               $ 335,436
                                                                                =========               =========

    Change in plan assets
      Fair value of plan assets at beginning of year                            $ 321,555               $ 283,245
      Actual return on plan assets                                                 58,225                  53,093
      Employer contributions                                                        2,975                   2,769
      Benefit payments                                                            (17,936)                (17,552)
                                                                                ---------               ---------
      Fair value of plan assets at end of year                                  $ 364,819               $ 321,555
                                                                                =========               =========

      Funded status of the plan                                                 $  11,357               $ (13,881)
      Unrecognized net transition asset                                           (14,217)                (16,586)
      Unrecognized prior service cost                                              16,185                  17,980
      Unrecognized net gain                                                       (75,921)                (45,986)
                                                                                ---------               ---------
      Net amount recognized                                                     $ (62,596)              $ (58,473)
                                                                                =========               =========

    Amounts recognized in the Consolidated Balance
      Sheet consist of:
      Accrued benefit liability                                                 $ (88,391)              $ (83,724)
      Intangible asset                                                             16,229                  18,032
      Accumulated other comprehensive income                                        9,566                   7,219
                                                                                ---------               ---------
                                                                                $ (62,596)              $ (58,473)
                                                                                =========               =========


    At December 31, 1998 and 1997, the nonqualified plan was unfunded and had projected benefit obligations of $57.2 million and $50.4 million, respectively. The accumulated benefit obligations as of December 31, 1998 and 1997 related to this plan were $48.4 million and $42.8 million, respectively, and are included in other liabilities.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Phoenix recorded, as a reduction of equity, an additional minimum pension liability of $6.2 million and $4.7 million, net of income taxes, at December 31, 1998 and 1997, respectively, representing the excess of accumulated benefit obligations over the fair value of plan assets and accrued pension liabilities for the nonqualified plan. Phoenix has also recorded an intangible asset of $16.2 million and $18.0 million as of December 31, 1998 and 1997 related to the nonqualified plan.

    The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation were 7.0% and 4.0% for 1998 and 1997. The discount rate assumption for 1998 was determined based on a study that matched available high quality investment securities with the expected timing of pension liability payments. The expected long-term rate of return on retirement plan assets was 8.0% in 1998 and 1997.

    The pension plan's assets include corporate and government debt securities, equity securities, real estate, venture capital partnerships, and shares of mutual funds.

    Phoenix also sponsors savings plans for its employees and agents which are qualified under Internal Revenue Code Section 401(k). Employees and agents may contribute a portion of their annual salary, subject to limitation, to the plans. Phoenix contributes an additional amount, subject to limitation, based on the voluntary contribution of the employee or agent. Company contributions charged to expense with respect to these plans during the years ended December 31, 1998, 1997 and 1996 were $4.1 million, $3.8 million and $4.2 million, respectively.

    OTHER POSTRETIREMENT BENEFIT PLANS

    In addition to Phoenix's pension plans, Phoenix currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by Phoenix. A substantial portion of Phoenix's employees may become eligible for these benefits upon retirement. The health care plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

    Phoenix recognizes the costs and obligations of postretirement benefits other than pensions over the employees' service period ending with the date an employee is fully eligible to receive benefits.

    The components of net periodic postretirement benefit cost for the year ended December 31, were as follows:

                                                                     1998                1997              1996
                                                                                   (IN THOUSANDS)
    Components of net periodic benefit cost
             Service cost                                            $3,436             $3,136             $2,765
             Interest cost                                            4,572              4,441              4,547
             Amortization of net gain                                (1,232)            (1,527)            (1,576)
                                                                     ------             ------             ------
             Net periodic benefit cost                               $6,776             $6,050             $5,736
                                                                     ======             ======             ======

    In addition to the net periodic postretirement benefit cost, Phoenix expensed an additional $3.0 million for postretirement benefits related to the early retirement program for the year ended December 31, 1996.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The plan's change in projected benefit obligation, change in plan assets, and funded status were as follows:

                                                                                           DECEMBER 31,
                                                                                   1998                    1997
                                                                                          (IN THOUSANDS)

    Change in projected postretirement benefit obligation
      Projected benefit obligation at beginning of year                           $ 66,618               $ 63,656
      Service cost                                                                   3,436                  3,136
      Interest cost                                                                  4,572                  4,441
      Actuarial (gain) loss                                                            397                   (518)
      Benefit payments                                                              (4,080)                (4,098)
                                                                                  --------               --------
      Projected benefit obligation at end of year                                 $ 70,943               $ 66,617
                                                                                  --------               --------

    Change in plan assets
      Employer contributions                                                      $  4,080               $  4,098
      Benefit payments                                                              (4,080)                (4,098)
                                                                                  --------               --------
      Fair value of plan assets at end of year                                    $                        $
                                                                                  --------               --------

      Funded status of the plan                                                   $(70,943)              $(66,617)
      Unrecognized net gain                                                        (26,408)               (28,037)
                                                                                  --------               --------
      Accrued benefit liability                                                   $(97,351)              $(94,654)
                                                                                  ========               ========

    The discount rate used in determining the accumulated postretirement benefit obligation was 7.0% at December 31, 1998 and 1997.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    For purposes of measuring the accumulated postretirement benefit obligation the health care costs were assumed to increase 9.5% in 1997, declining thereafter until the ultimate rate of 5.5% is reached in 2002 and remains at that level thereafter. Based on this assumption the health care costs were assumed to increase 8.5% in 1998.

    The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation by $4.6 million and the annual service and interest cost by $.7 million, before taxes. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation by $4.3 million and the annual service and interest cost by $.6 million, before taxes. Gains and losses that occur because actual experience differs from the estimates are amortized over the average future service period of employees.

    OTHER POSTEMPLOYMENT BENEFITS

    Phoenix recognizes the costs and obligations of severance, disability and related life insurance and health care benefits to be paid to inactive or former employees after employment but before retirement. Other postemployment benefit expense was ($.5) million for 1998, $.4 million for 1997 and $.4 million for 1996.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

9.  COMPREHENSIVE INCOME

    The components of, and related tax effects for, other comprehensive income for the years ended December 31, were as follows:

                                                              1998                 1997                   1996
                                                                              (IN THOUSANDS)
    UNREALIZED (LOSSES) GAINS ON SECURITIES
       AVAILABLE-FOR-SALE:
    Before-tax amount                                       $(72,255)             $151,210               $ 65,374
    Tax expense (benefit)                                    (25,288)               52,923                 22,881
                                                            --------              --------               --------
    Totals                                                   (46,967)               98,287                 42,493
                                                            --------              --------               --------

    RECLASSIFICATION ADJUSTMENT FOR NET GAINS
       REALIZED IN NET INCOME:
    Before-tax amount                                        (19,970)              (46,481)               (43,969)
    Tax (benefit)                                             (6,990)              (16,268)               (15,389)
                                                            --------              --------               --------
    Totals                                                   (12,980)              (30,213)               (28,580)
                                                            --------              --------               --------

    NET UNREALIZED (LOSSES) GAINS ON SECURITIES
       AVAILABLE-FOR-SALE:
    Before-tax amount                                        (92,225)              104,729                 21,405
    Tax expense (benefit)                                    (32,278)               36,655                  7,492
                                                            --------              --------               --------
    Totals                                                  $(59,947)             $ 68,074               $ 13,913
                                                            --------              --------               --------

    MINIMUM PENSION LIABILITY ADJUSTMENT:
    Before-tax amount                                       $ (2,347)             $ (3,232)              $  1,910
    Tax expense (benefit)                                       (821)               (1,131)                   669
                                                            --------              --------               --------
    Totals                                                  $ (1,526)             $ (2,101)              $  1,241
                                                            ========              ========               ========

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The following table summarizes accumulated other comprehensive income for the years ended December 31:

                                                                    1998              1997                 1996
                                                                                 (IN THOUSANDS)

    NET UNREALIZED (LOSSES) GAINS ON SECURITIES
       AVAILABLE-FOR-SALE:
    Balance, beginning of year                                     $160,457          $ 92,383            $ 78,470
    Change during period                                            (59,947)           68,074              13,913
                                                                   --------          --------            --------
    Balance, end of year                                            100,510           160,457              92,383
                                                                   --------          --------            --------

    MINIMUM PENSION LIABILITY ADJUSTMENT:
    Balance, beginning of year                                       (4,693)           (2,592)             (3,833)
    Change during period                                             (1,526)           (2,101)              1,241
                                                                   --------          --------            --------
    Balance, end of year                                             (6,219)           (4,693)             (2,592)
                                                                   --------          --------            --------

    ACCUMULATED OTHER COMPREHENSIVE INCOME:
    Balance, beginning of year                                      155,764            89,791              74,637
    Change during period                                            (61,473)           65,973              15,154
                                                                   --------          --------            --------
    Balance, end of year                                           $ 94,291          $155,764            $ 89,791
                                                                   ========          ========            ========

10.  SEGMENT INFORMATION

    Phoenix is organized by lines of business that include similar product groupings. Lines of businesses have been grouped into the following reportable segments: Individual Insurance, Life Reinsurance, Group Life and Health Insurance and Securities Management. The category "Individual Insurance" aggregates the Individual Traditional, Universal Life, Variable Universal Life and Variable Annuity lines of business. The category "All Other" includes the combined financial results of segments that individually are below the quantitative thresholds. Those segments include General Lines Brokerage and several small individual insurance lines. In addition, the category "All Other" contains unallocated investment income, unallocated expenses and realized investment gains related to capital in excess of segment requirements, as well as certain assets such as equity securities and venture capital. Phoenix calculates taxes at a flat rate of 35% on the operating income of its insurance line segments and therefore, does not allocate permanent tax differences to these segments. Also, Phoenix does not allocate unusual or extraordinary items to its segments.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The following table summarizes significant financial amounts by reportable segment:


 AT AND FOR THE YEAR ENDED
 DECEMBER 31, 1998                                                         GROUP LIFE
 (IN MILLIONS)                                    INDIVIDUAL     LIFE       & HEALTH     SECURITIES    ALL
                                                  INSURANCE   REINSURANCE   INSURANCE    MANAGEMENT   OTHER     TOTALS
                                                  ----------  -----------  ----------    ----------   -----     ------

 Revenues from external sources                     $ 1,354      $ 64         $440        $214         $400     $ 2,472
 Intersegment revenues                                                                      18           41          59
 Net investment income                                  708        19           45           2           75         849
 Interest expense                                                                           15            1          16
 Policyholder dividends                                 344                                                         344
 Increase in DAC                                         (9)       (5)                                   (5)        (19)
 Depreciation and amortization expense                    4                      1          26           14          45
 Other noncash items:
     Increase in policy liabilities and accruals        596        38           16                       36         686
     Minority interest in operating income                                                  14            5          19

 Segment operating income (a)                       $    50      $ 12         $ 26        $ 23         $  1     $   112
                                                    =======      ====         ====        ====         ====     =======

 Deferred policy acquisition costs                  $ 1,035      $ 27                                  $ 18     $ 1,080
 Total segment assets                               $16,177      $398         $701        $557         $938     $18,771
                                                    =======      ====         ====        ====         ====     =======

 AT AND FOR THE YEAR ENDED
 DECEMBER 31, 1997                                                         GROUP LIFE
 (IN MILLIONS)                                    INDIVIDUAL     LIFE       & HEALTH     SECURITIES    ALL
                                                  INSURANCE   REINSURANCE   INSURANCE    MANAGEMENT   OTHER     TOTALS
                                                  ----------  -----------  ----------    ----------   -----     ------

 Revenues from external sources                     $ 1,200      $ 57         $428        $124       $  298     $ 2,107
 Intersegment revenues                                                                      16           30          46
 Net investment income                                  586        19           42           2          101         750
 Interest expense                                                                            4            1           5
 Policyholder dividends                                 328                                                         328
 Increase in DAC                                        (32)       (5)                                  (13)        (50)
 Depreciation and amortization expense                    3                      1          12           36          52
 Other noncash items:
     Increase in policy liabilities and accruals        508         3           24                       50         585
     Minority interest in operating income                                                  12            2          14

 Segment operating income (a)                       $    59      $ 10         $ 33        $ 16       $  (17)    $   101
                                                    =======      ====         ====        ====         ====     =======

 Deferred policy acquisition costs                  $ 1,014      $ 22                                $    6     $ 1,042
 Total segment assets                               $14,946      $318         $656        $615       $1,101     $17,636
                                                    =======      ====         ====        ====       ======     =======

 (a) Before income taxes and after policyholder dividends on Individual
Insurance.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


 AT AND FOR THE YEAR ENDED
 DECEMBER 31, 1996                                                      GROUP LIFE
 (IN MILLIONS)                                INDIVIDUAL     LIFE       & HEALTH     SECURITIES    ALL
                                              INSURANCE   REINSURANCE   INSURANCE    MANAGEMENT   OTHER      TOTALS
                                              ----------  -----------   ----------   ----------   -----      ------

 Revenues from external sources                 $ 1,111      $121         $415        $153       $  140     $ 1,940
 Intersegment revenues                                                                  14           33          47
 Net investment income                              562        16           37           2           91         708
 Interest expense                                                                        3            2           5
 Policyholder dividends                             297                                                         297
 Increase in DAC                                    (39)       (2)                                  (20)        (61)
 Depreciation and amortization expense                3                      1          11           11          26
 Other noncash items:
     Increase in policy liabilities and
     accruals                                       465         8           40                       49         562
     Minority interest in operating income                                              17           (3)         14

 Segment operating income (a)                   $    59      $  9         $ 12        $ 28       $   (9)    $    99
                                                =======      ====         ====        ====       ======     =======

 Deferred policy acquisition costs              $   905      $ 18                                $   21     $   944
 Total segment assets                           $12,302      $304         $597        $366       $  965     $14,534
                                                =======      ====         ====        ====       ======     =======

 (a) Before income taxes and after policyholder dividends on Individual
Insurance.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    SEGMENT RECONCILIATION

    The following is a reconciliation of the totals of reportable segment revenues, operating income and assets to Phoenix's consolidated totals:


                                                                                YEAR ENDED DECEMBER 31,
                                                                           1998           1997           1996
                                                                                      (IN MILLIONS)

    REVENUES
    Total revenues for reportable segments                               $ 3,380          $ 2,903         $ 2,695
    Realized investment gains                                                 64              111              77
    Unallocated net investment income                                         50               24               4
    Elimination of intersegment revenues                                     (59)             (47)            (47)
                                                                         -------          -------         -------
     Total consolidated revenues                                         $ 3,435          $ 2,991         $ 2,729
                                                                         =======          =======         =======

    OPERATING INCOME
    Total operating income for reportable segments                       $   112          $   101         $    99
    Realized investment gains                                                 64              111              77
    Unallocated amounts:
       Net investment income                                                  50               22               4
       Interest expense                                                      (14)             (23)            (13)
       Other unallocated amounts                                             (14)               9               9
    Reclassification of minority interest                                     12               14              17
                                                                         -------          -------         -------
     Total consolidated operating income                                 $   210          $   234         $   193
                                                                         =======          =======         =======

    ASSETS
    Total assets for reportable segments                                 $18,771          $17,636         $14,534
    Unallocated amounts:
       Investments and accrued investment income
          attributable to unallocated capital                                725              846             859
       Goodwill and other intangible assets                                   15               21              20
       Other unallocated amounts                                              10               35              41
                                                                         -------          -------         -------
        Total consolidated assets                                        $19,521          $18,538         $15,454
                                                                         =======          =======         =======

11.  PROPERTY AND EQUIPMENT

    Property, equipment and leasehold improvements, consisting primarily of office buildings occupied by Phoenix, are stated at depreciated cost. Real estate occupied by Phoenix was $106.7 million and $109.0 million, respectively, at December 31, 1998 and 1997. Phoenix provides for depreciation using straight line and accelerated methods over the estimated useful lives of the related assets which generally range from five to forty years. Accumulated depreciation and amortization was $173.5 million and $164.4 million at December 31, 1998 and 1997, respectively.


    Rental expenses for operating leases, principally with respect to buildings, amounted to $14.5 million, $14.9 million and $14.8 million in 1998, 1997, and 1996, respectively. Future minimum rental payments under noncancelable operating leases were approximately $45.3 million as of December 31, 1998, payable as follows: 1999--$14.8 million; 2000--$12.0 million; 2001--$7.9 million; 2002--$5.8 million; 2003--$3.2 million; and $1.6 million thereafter.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

12.  DIRECT BUSINESS WRITTEN AND REINSURANCE

    As is customary practice in the insurance industry, Phoenix assumes and cedes reinsurance as a means of diversifying underwriting risk. For direct issues, the maximum of individual life insurance retained by Phoenix on any one life is $8 million for single life and joint first-to-die policies and to $10 million for joint last-to-die policies, with excess amounts ceded to reinsurers. Phoenix reinsures 80% of the mortality risk on the inforce block of the Confederation Life business acquired on December 31, 1997, and 90% of the mortality risk on certain new issues of term and universal life products. In addition, Phoenix entered into a separate reinsurance agreement on October 1, 1998 to reinsure 80% of the mortality risk on a substantial portion of its otherwise retained individual life insurance business. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

    Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31, was as follows:

                                                                   1998              1997                1996
                                                                                 (IN THOUSANDS)

    Direct premiums                                            $  1,719,393       $  1,592,800       $  1,473,869
    Reinsurance assumed                                             505,262            329,927            276,630
    Reinsurance ceded                                              (371,854)          (282,121)          (231,677)
                                                               ------------       ------------       ------------
    Net premiums                                               $  1,852,801       $  1,640,606       $  1,518,822
                                                               ============       ============       ============

    Direct policy and contract claims incurred                 $    728,062       $    626,834       $    575,824
    Reinsurance assumed                                             433,242            410,704            170,058
    Reinsurance ceded                                              (407,780)          (373,127)          (160,646)
                                                               ------------       ------------       ------------
    Net policy and contract claims incurred                    $    753,524       $    664,411       $    585,236
                                                               ============       ============       ============

    Direct life insurance in force                             $121,442,041      $ 120,394,664       $108,816,856
    Reinsurance assumed                                         110,632,110         84,806,585         61,109,836
    Reinsurance ceded                                          (135,817,986)       (74,764,639)       (51,525,976)
                                                               ------------       ------------       ------------
    Net insurance in force                                     $ 96,256,165       $130,436,610       $118,400,716
                                                               ============       ============       ============

    Irrevocable letters of credit aggregating $5.3 million at December 31, 1998 have been arranged with United States commercial banks in favor of Phoenix to collateralize the ceded reserves.

13.  PARTICIPATING LIFE INSURANCE

    Participating life insurance in force was 72.3% and 79.6% of the face value of total individual life insurance in force at December 31, 1998 and 1997, respectively. The premiums on participating life insurance policies were 75.7%, 83.5% and 84.1% of total individual life insurance premiums in 1998, 1997 and 1996, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

14.  DEFERRED POLICY ACQUISITION COSTS

    The following reflects the amount of policy acquisition costs deferred and amortized for the years ended December 31:

                                                              1998                   1997                 1996
                                                                                (IN THOUSANDS)

    Balance at beginning of year                            $1,038,407             $  926,274           $ 816,128
    Acquisition cost deferred                                  171,618                295,189             153,873
    Amortized to expense during the year                      (140,084)              (105,071)            (95,255)
    Adjustment to net unrealized investment
       gains (losses) included in other
       comprehensive income                                      6,694                (77,985)             51,528
                                                            ----------             ----------           ---------

    Balance at end of year                                  $1,076,635             $1,038,407           $ 926,274
                                                            ==========             ==========           =========

15.  MINORITY INTEREST

    Phoenix's interests in Phoenix Investment Partners and American Phoenix Corporation, through its wholly-owned subsidiary PM Holdings, are represented by ownership of approximately 60% and 85%, respectively, of the outstanding shares of common stock at December 31, 1998. Earnings and equity attributable to minority shareholders are included in minority interest in the consolidated financial statements.

16.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

    Other than debt securities being held-to-maturity, financial instruments that are subject to fair value disclosure requirements (insurance contracts are excluded) are carried in the financial statements at amounts that approximate fair value. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

    The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

    CASH AND CASH EQUIVALENTS

    For these short-term investments, the carrying amount approximates fair value.

    DEBT SECURITIES

    Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. Fair values of private placement debt securities are estimated using discounted cash flows that apply interest rates currently being offered with similar terms to borrowers of similar credit quality.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    EQUITY SECURITIES

    Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

    MORTGAGE LOANS

    Fair values are calculated as the present value of scheduled payments, with the discount based upon the Treasury rate comparable for the remaining loan duration, plus a spread of between 130 and 800 basis points, depending on the internal quality rating of the loan. For loans in foreclosure or default, values were determined assuming principal recovery was the lower of the loan balance or the estimated value of the underlying property.

    POLICY LOANS

    Fair values are estimated as the present value of loan interest and policy loan repayments discounted at the ten-year Treasury rate. Loan repayments were assumed only to occur as a result of anticipated policy lapses, and it was assumed that annual policy loan interest payments were made at the guaranteed loan rate less 17.5 basis points. Discounting was at the ten-year Treasury rate, except for policy loans with a variable policy loan rate. Variable policy loans have an interest rate that is reset annually based upon market rates and therefore, book value is a reasonable approximation of fair value.

    INVESTMENT CONTRACTS

    In determining the fair value of guaranteed interest contracts, a discount rate equal to the appropriate Treasury rate, plus 150 basis points, was assumed to determine the present value of projected contractual liability payments through final maturity.

    The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate, plus 150 basis points, was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

    Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

    DEBT

    The carrying value of debt reported on the balance sheet approximates fair value.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    FAIR VALUE SUMMARY

    The estimated fair values of the financial instruments as of December 31, were as follows:

                                                              1998                               1997
                                                   CARRYING            FAIR           CARRYING            FAIR
                                                     VALUE            VALUE            VALUE             VALUE
                                                                          (IN THOUSANDS)
    Financial assets:
    Cash and cash equivalents                      $   132,634       $   132,634      $   159,307       $   159,307
    Short-term investments                             240,911           240,911        1,078,276         1,078,276
    Debt securities                                  8,575,227         8,666,311        7,213,966         7,316,601
    Equity securities                                  304,545           304,545          335,888           335,888
    Mortgage loans                                     797,343           831,919          927,501           956,041
    Policy loans                                     2,008,260         2,122,389        1,986,728         2,104,704
                                                   -----------       -----------      -----------       -----------
    Total financial assets                         $12,058,920       $12,298,709      $11,701,666       $11,950,817
                                                   ===========       ===========      ===========       ===========

    Financial liabilities:
    Policy liabilities                             $   783,400       $   783,400      $   902,200       $   902,200
    Securities sold subject to repurchase
      agreements                                                                          137,473           137,473
    Notes payable                                      449,252           449,252          471,085           471,085
                                                   -----------       -----------      -----------       -----------
    Total financial liabilities                    $ 1,232,652       $ 1,232,652      $ 1,510,758       $ 1,510,758
                                                   ===========       ===========      ===========       ===========

17. CONTINGENCIES

    FINANCIAL GUARANTEES

    As a result of the sale of real estate properties, in December 1998, Phoenix is no longer contingently liable for financial guarantees provided in the ordinary course of business on the repayment of principal and interest on certain industrial revenue bonds. The principal amount of bonds guaranteed by Phoenix at December 31, 1997 was $88.7 million.

    LITIGATION

    In 1996, Phoenix announced the settlement of a class action suit which was approved by a New York State Supreme Court judge on January 3, 1997. The suit related to the sale of individual participating life insurance and universal life insurance policies from 1980 to 1995. Phoenix estimates the cost of settlement to be $40 million after tax. A $25 million after tax liability was recorded in 1995. In addition, $7 million after tax was expensed in 1996. The after tax costs of $12.5 million for 1997 and $6.7 million for 1998 were directly offset by a release of the liability in those years. Management believes, after consideration of the provisions made in these financial statements, this suit will not have a material effect on Phoenix's consolidated financial position.

    Phoenix is a defendant in various legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel after consideration of the provisions made in these financial statements, the ultimate resolution of these proceedings will not have a material effect on Phoenix's consolidated financial position.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

18. STATUTORY FINANCIAL INFORMATION

    The insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. As of December 31, 1998, 1997 and 1996, there were no material practices not prescribed by the Insurance Department of the State of New York. Statutory surplus differs from equity reported in accordance with GAAP for life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, surplus notes are not included in equity, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable.

    The following reconciles the statutory net income of Phoenix as reported to regulatory authorities to the net income as reported in these financial statements for the year ended December 31:

                                                               1998                    1997                 1996
                                                                                 (IN THOUSANDS)

    Statutory net income                                      $108,652              $ 66,599              $ 70,261
    Deferred policy acquisition costs, net                      18,538                48,821                58,618
    Future policy benefits                                     (53,847)               (9,145)              (16,793)
    Pension and postretirement expenses                        (17,334)               (7,955)              (23,275)
    Investment valuation allowances                             94,873                84,975                81,841
    Interest maintenance reserve                                 1,415                17,544                (5,158)
    Deferred income taxes                                      (39,983)              (36,250)              (67,064)
    Other, net                                                  12,459                 2,118                 4,808
                                                              --------              --------              --------

    Net income, as reported                                   $124,773              $166,707              $103,238
                                                              ========              ========              ========

    The following reconciles the statutory surplus and asset valuation reserve
    (AVR) of Phoenix as reported to regulatory authorities to equity as reported in these financial statements:

                                                                                      DECEMBER 31,
                                                                            1998                          1997
                                                                                     (IN THOUSANDS)
    Statutory surplus, surplus notes and AVR                            $1,205,635                      $1,152,820
    Deferred policy acquisition costs, net                               1,259,316                       1,227,782
    Future policy benefits                                                (465,268)                       (395,436)
    Pension and postretirement expenses                                   (174,273)                       (169,383)
    Investment valuation allowances                                          2,002                         (27,738)
    Interest maintenance reserve                                            35,303                          33,794
    Deferred income taxes                                                  (25,593)                        (12,051)
    Surplus notes                                                         (157,500)                       (157,500)
    Other, net                                                              24,062                         (11,904)
                                                                        ----------                      ----------
    Equity, as reported                                                 $1,703,684                      $1,640,384
                                                                        ==========                      ==========

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

19.  PRIOR PERIOD ADJUSTMENT

    In 1998, Phoenix revised the accounting for partnerships involved in leveraged lease arrangements for 1997 and 1996. Opening retained earnings at December 31, 1995 has been increased by $7.7 million. The Consolidated Balance Sheet as of December 31, 1997 was revised by increasing the following balances: other invested assets by $18.9 million, deferred income taxes by $6.6 million and retained earnings by $12.3 million. The effect on the Consolidated Statement of Income, Comprehensive Income and Equity was an increase in net income of $2.1 million and $2.5 million for the years ended 1997 and 1996, respectively.

20.  SUBSEQUENT EVENTS

    PHOENIX INVESTMENT PARTNERS, LTD.

    On March 2, 1999, Phoenix Investment Partners completed its acquisition of the retail mutual fund and closed-end fund business of the New York City based Zweig Group. Under the terms of the agreement, Phoenix Investment Partners paid $135.0 million at closing and will pay up to an additional $29.0 million over the next three years based on revenue growth of the Zweig funds. The acquisition increases Phoenix Investment Partners' assets under management by approximately $4.4 billion.

    OCCUPATIONAL ACCIDENT REINSURANCE

    Effective March 1, 1995, Phoenix became a participant in an occupational accident reinsurance pool. In addition, effective October 1, 1996, Phoenix and American Phoenix Life and Reassurance Company, an indirect wholly owned subsidiary of Phoenix, became a participant in a reinsurance facility of occupational accident reinsurance. A significant portion of the risk associated with the occupational accident reinsurance pool and the reinsurance facility is further retroceded by Phoenix and American Phoenix Life to several other unaffiliated insurance entities. Phoenix has terminated membership in the pool effective March 1, 1999 while American Phoenix Life and Phoenix terminated participation in the reinsurance facility effective October 1, 1998.

    Management's assessment of the reinsurance arrangements and related financial exposure to Phoenix and American Phoenix Life is ongoing. Based on current facts and circumstances, management believes these transactions will not materially affect the financial condition of Phoenix or American Phoenix Life.

PHOENIX HOME LIFE
VARIABLE UNIVERSAL LIFE ACCOUNT


FINANCIAL STATEMENTS


As of December 31, 1998, there had been no sales of the product described in this Prospectus, and therefore, no deposits made to this VUL Account. Accordingly, no financial statements are available for the VUL Account.

APPENDIX A

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE. THEY DO NOT ILLUSTRATE HOW ACTUAL PERFORMANCE WILL AFFECT THE BENEFITS UNDER A POLICY BECAUSE THEY DO NOT REFLECT COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES, IF APPLICABLE. FOR THIS INFORMATION SEE APPENDIX C "ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES." Performance information may be expressed as yield and effective yield of the Phoenix-Goodwin Money Market Subaccount, as yield of the Phoenix-Goodwin Multi-Sector Subaccount and as total return of any Subaccount. Current yield for the Phoenix-Goodwin Money Market Subaccount will be based on the income earned by the Subaccount over a given 7-day period (less a hypothetical charge reflecting deductions for expenses taken during the period) and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated in terms of an annual percentage return on the investment. Effective yield is calculated similarly but reflects the compounding effect of earnings on reinvested dividends. Yield and effective yield reflect the Mortality and Expense Risk charge on the VUL Account level.

    Yield calculations of the Phoenix-Goodwin Money Market Subaccount used for illustration purposes are based on the consideration of a hypothetical participant's account having a balance of exactly one Unit at the beginning of a 7-day period, which period will end on the date of the most recent financial statements. The yield for the Subaccount during this 7-day period will be the change in the value of the hypothetical participant's account's original Unit. The following is an example of this yield calculation for the Phoenix-Goodwin Money Market Subaccount based on a 7-day period ending December 31, 1998.

       Example:

       Assumptions:

       Value of hypothetical pre-existing account with exactly one
         unit at the beginning of the period:................    1.821414
       Value of the same account (excluding capital changes) at the
         end of the 7-day period:............................     1.82265
       Calculation:
         Ending account value ...............................     1.82265
         Less beginning account value .......................    1.821414
         Net change in account value ........................    0.001236
       Base period return:
         (adjusted change/beginning account value) ..........    0.000679
       Current yield = return x (365/7) = ...................       3.54%
       Effective yield = [(1 + return)(365/7)] - 1 = ........       3.60%

    The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the VUL Account level.

    For the Phoenix-Goodwin Multi-Sector Subaccount, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per unit on the last day of the period.

    When a Subaccount advertises its total return, it usually will be calculated for one year, five years, and ten years or since inception if the Subaccount has not been in existence for at least ten years. Total return is measured by comparing the value of a hypothetical $10,000 investment in the Subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of the Mortality and Expense Risk, Issue Expense and Monthly Administrative Charges.

    For those Subaccounts within the VUL Account that have not been available for one of the quoted periods, the average annual total return quotations will show the investment performance such Subaccount would have achieved (reduced by the applicable charges) had it been available to invest in shares of the Fund for the period quoted.

    The following performance tables display historical investment results of the Subaccounts of the VUL Account. This information may be useful in helping potential investors in deciding which Subaccounts to choose and in assessing the competence of the investment advisers. The performance figures shown should be considered in light of the investment objectives and policies, characteristics and quality of the Subaccounts and market conditions during the periods of time quoted. The performance figures should not be considered as estimates or predictions of future performance. Investment return of the Subaccounts are not guaranteed and will fluctuate. Below are quotations of average annual total return calculated as described above for all Subaccounts with at least one year of results. POLICY CHARGES (INCLUDING COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES) ARE NOT REFLECTED.

===================================================================================================================================
                               AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 1998(1)
===================================================================================================================================
SUBACCOUNT                                           INCEPTION DATE      1 YEAR       5 YEARS      10 YEARS     SINCE INCEPTION
===================================================================================================================================
Phoenix Research Enhanced Index.....................     7/15/97         22.51%         N/A          N/A              19.21%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International......................     5/1/90          19.02%        11.21%        N/A               9.60%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia...........................     9/17/96        -11.10%         N/A          N/A             -20.13%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities........     5/1/95         -26.69%         N/A          N/A               9.30%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty........................     3/2/98           N/A           N/A          N/A              15.69%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Balanced............................     5/1/92          10.72%        11.14%        N/A              10.97%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Growth..............................     1/1/83          20.96%        16.50%        18.77%           18.13%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market........................    10/10/82         -2.23%         3.04%         4.22%            5.36%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income...........     1/1/83         -10.83%         4.97%         8.00%            9.00%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Strategic Allocation................     9/17/84         12.38%        11.07%        12.74%           12.61%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Strategic Theme.....................     1/29/96         34.62%         N/A          N/A              20.50%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity......................     3/2/98           N/A           N/A          N/A               3.19%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income..................     3/2/98           N/A           N/A          N/A              12.17%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Schafer Mid-Cap Value.......................     3/2/98           N/A           N/A          N/A             -17.48%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth.......................     3/2/98           N/A           N/A          N/A              13.38%
-----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Investments (Templeton)...............     11/2/98          N/A           N/A          N/A              -4.11%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Asset Allocation..........................    11/28/88         -1.29%         9.37%        10.60%           10.52%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets........................     9/15/96        -26.55%         N/A          N/A             -25.00%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton International.............................     5/1/92           1.45%         9.51%        N/A              12.22%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Stock.....................................     11/4/88         -6.04%         8.88%       10.67%            10.38%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty................................     2/1/99           N/A           N/A          N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap......................     5/1/95           8.23%         N/A          N/A              18.65%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty.......................................     2/1/99           N/A           N/A          N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap...............................     5/1/95           1.12%         N/A          N/A              24.13%
===================================================================================================================================

(1) The average annual total return is the annual compound return that results from holding an initial investment of $400,000 for the time period indicated. Returns are net of $600 Issue Expense Charge, $20 Monthly Administrative Charge, Investment Management Fees and Mortality and Expense Risk Charges.


    Advertisements, sales literature and other communications may contain information about any Series' or Adviser's current investment strategies and management style. Current strategies and style may change to respond to a changing market and economic conditions. From time to time, the Series may discuss specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Series may separate their cumulative and average annual returns into income results and capital gains or losses; or cite separately, as a return figure, the equity or bond portion of a Series' portfolio; or compare a Series' equity or bond return figure to well-known indices of market performance including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average, First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

    Occasionally, The VUL Account may include in advertisements containing total return, the ranking of those performance figures relating to such figures for groups of Subaccounts having similar investment objectives as categorized by ranking services such as:

Lipper Analytical Services, Inc.           Morningstar, Inc.
CDA Investment Technologies, Inc.          Weisenberger Financial Services, Inc.

    Additionally, the Funds may compare a Series' performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as:

Changing Times                             Forbes
Fortune                                    Money
Barrons                                    Business Week
Investor's Business Daily                  The Stanger Register
Stanger's Investment Adviser               The Wall Street Journal
The New York Times                         Consumer Reports
Registered Representative                  Financial Planning
Financial Services Weekly                  Financial World
U.S. News and World Report                 Standard & Poor's
The Outlook                                Personal Investor

    The Funds may occasionally illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return also may be used to compare the performance of a Series against certain widely acknowledged outside standards or indices for stock and bond market performance such as:

S&P 500                                    Dow Jones Industrial Average
Europe Australia Far East Index (EAFE)     Consumers Price Index
Shearson Lehman Corporate Index            Shearson Lehman T-Bond Index

    The S&P 500 is a commonly quoted market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 common stocks relative to the base period 1940-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded over the counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 70-80% of the market value of all issues traded on the NYSE.

     The Funds' Annual Reports, available upon request and without charge, contain a discussion of the performance of the Funds and a comparison of that performance to a securities market index.

                                                       ANNUAL TOTAL RETURN(1)
============================================================================================================
                  Series                       1983    1984   1985    1986    1987   1988    1989    1990
============================================================================================================
 Phoenix Research Enhanced Index                N/A    N/A    N/A     N/A     N/A    N/A     N/A      N/A
------------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen International                 N/A    N/A    N/A     N/A     N/A    N/A     N/A      N/A
------------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen New Asia                      N/A    N/A    N/A     N/A     N/A    N/A     N/A     -8.48%
------------------------------------------------------------------------------------------------------------
 Phoenix-Duff & Phelps Real Estate Securities   N/A    N/A    N/A     N/A     N/A    N/A     N/A      N/A
------------------------------------------------------------------------------------------------------------
 Phoenix-Engemann Nifty Fifty                   N/A    N/A    N/A     N/A     N/A    N/A     N/A      N/A
------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Balanced                       N/A    N/A    N/A     N/A     N/A    N/A     N/A      N/A
------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Growth                        32.22% 10.11%  34.24%  19.86%  6.48%   3.39%  35.39%   3.55%
------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Money Market                   7.79%  9.67%   7.49%   5.98%  5.97%   6.90%   8.65%   7.67%
------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Multi-Sector Fixed Income      5.47% 10.78%  20.00%  18.69%  0.60%   9.89%   7.70%   4.67%
------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Strategic Allocation           N/A   -1.20%  26.69%  15.10% 12.16%   1.83%  19.27%   5.22%
------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Strategic Theme                N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
------------------------------------------------------------------------------------------------------------
 Phoenix-Hollister Value Equity                 N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
------------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Growth and Income             N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
------------------------------------------------------------------------------------------------------------
 Phoenix-Schafer Mid-Cap Value                  N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
------------------------------------------------------------------------------------------------------------
 Phoenix-Seneca Mid-Cap Growth                  N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
------------------------------------------------------------------------------------------------------------
 Mutual Shares Investments (Templeton)          N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
------------------------------------------------------------------------------------------------------------
 Templeton Asset Allocation                     N/A    N/A     N/A     N/A    N/A     0.23%  12.46%  -8.67%
------------------------------------------------------------------------------------------------------------
 Templeton Developing Markets                   N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
------------------------------------------------------------------------------------------------------------
 Templeton International                        N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
------------------------------------------------------------------------------------------------------------
 Templeton Stock                                N/A    N/A     N/A     N/A    N/A    -0.94%  13.82% -11.72%
------------------------------------------------------------------------------------------------------------
 Wanger Foreign Forty                           N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
------------------------------------------------------------------------------------------------------------
 Wanger International Small Cap                 N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
------------------------------------------------------------------------------------------------------------
 Wanger Twenty                                  N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
------------------------------------------------------------------------------------------------------------
 Wanger US Small Cap                            N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
============================================================================================================

                                           ANNUAL TOTAL RETURN(1) (Continued)
=============================================================================================================
                  Series                         1991   1992    1993    1994    1995   1996    1997    1998
=============================================================================================================
 Phoenix Research Enhanced Index                 N/A     N/A     N/A     N/A   17.42%  32.60%  21.45% -21.59%
-------------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen International                  N/A     N/A     N/A     N/A    N/A     N/A     5.61%  31.03%
-------------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen New Asia                      19.07% -13.26%  37.72%  -0.44%  9.04%  18.06%  11.49%  27.30%
-------------------------------------------------------------------------------------------------------------
 Phoenix-Duff & Phelps Real Estate Securities    N/A     N/A     N/A     N/A    N/A     0.01% -32.73%  -4.92%
-------------------------------------------------------------------------------------------------------------
 Phoenix-Engemann Nifty Fifty                    N/A     N/A     N/A     N/A    N/A     N/A     N/A    23.73%
-------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Balanced                        N/A     9.26%   8.06%  -3.32% 22.72%  10.01%  17.35%  18.42%
-------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Growth                         42.00%   9.75%  19.09%   0.96% 30.23%  12.02%  20.48%  29.37%
-------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Money Market                    5.45%   3.06%   2.35%   3.31%  5.16%   4.50%   4.66%   4.57%
-------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Multi-Sector Fixed Income      18.97%   9.52%  15.33%  -5.93% 22.91%  11.86%  10.53%  -4.63%
-------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Strategic Allocation           28.64%  10.10%  10.46%  -1.89% 17.61%   8.50%  20.13%  20.19%
-------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Strategic Theme                 N/A     N/A     N/A     N/A    N/A     9.89%  16.59%  43.97%
-------------------------------------------------------------------------------------------------------------
 Phoenix-Hollister Value Equity                  N/A     N/A     N/A     N/A    N/A     N/A     N/A    10.36%
-------------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Growth and Income              N/A     N/A     N/A     N/A    N/A     N/A     N/A    19.96%
-------------------------------------------------------------------------------------------------------------
 Phoenix-Schafer Mid-Cap Value                   N/A     N/A     N/A     N/A    N/A     N/A     N/A   -11.74%
-------------------------------------------------------------------------------------------------------------
 Phoenix-Seneca Mid-Cap Growth                   N/A     N/A     N/A     N/A    N/A     N/A     N/A    21.26%
-------------------------------------------------------------------------------------------------------------
 Mutual Shares Investments (Templeton)           N/A     N/A     N/A     N/A    N/A     N/A     N/A     2.55%
-------------------------------------------------------------------------------------------------------------
 Templeton Asset Allocation                     26.80%   7.29%  25.24%  -3.71% 21.65%  18.00%  14.71%   5.57%
-------------------------------------------------------------------------------------------------------------
 Templeton Developing Markets                    N/A     N/A     N/A     N/A    N/A     1.13% -29.74% -21.44%
-------------------------------------------------------------------------------------------------------------
 Templeton International                         N/A    -6.62%  46.28%  -2.98% 14.91%  23.14%  13.10%   8.50%
-------------------------------------------------------------------------------------------------------------
 Templeton Stock                                26.60%   6.34%  33.08%  -2.96% 24.34%  21.53%  11.08%   0.49%
-------------------------------------------------------------------------------------------------------------
 Wanger Foreign Forty                            N/A     N/A     N/A     N/A    N/A     N/A     N/A      N/A
-------------------------------------------------------------------------------------------------------------
 Wanger International Small Cap                  N/A     N/A     N/A     N/A   34.23%  31.54%  -1.95%  15.75%
-------------------------------------------------------------------------------------------------------------
 Wanger Twenty                                   N/A     N/A     N/A     N/A    N/A     N/A     N/A      N/A
-------------------------------------------------------------------------------------------------------------
 Wanger US Small Cap                             N/A     N/A     N/A     N/A   16.24%  46.08%  28.78%   8.15%
=============================================================================================================

(1) Rates are net of Mortality and Expense Risk Charges and Investment Management fees for the Subaccounts.

These rates of return are not an estimate or guarantee of future performance.

APPENDIX B

ILLUSTRATIONS OF DEATH BENEFITS AND RIDER CASH VALUES
--------------------------------------------------------------------------------
    The tables on the following pages illustrate how a VIA's death benefits and Rider Cash Value could vary over time assuming constant hypothetical gross (after tax) annual investment returns of 0%, 6% and 12%. The VIA benefits will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the figures will be different if the returns averaged 0%, 6% or 12% over a period of years, but went above or below those figures in individual policy years. The VIA benefits also will differ, depending on your asset allocations to each Subaccount of the VUL Account, if the overall actual rates of return averaged 0%, 6% or 12%, but went above or below those figures for the individual Subaccounts. The tables are for standard risk males and females who have never smoked. In states where cost of insurance rates are not based on the Insured's sex, the tables designated "male" apply to all standard risk insureds who have never smoked. Cash values may be lower for smokers or former smokers or for risk classes involving higher mortality risk. The death benefit and Rider Cash Value amounts reflect the following current charges:

1. Monthly deduction charge, which can vary in amount from month to month. Cost of insurance charge. The tables illustrate cost of insurance at both the current rates and at the maximum rates guaranteed in the Policies. (See "Charges and Deductions--Cost of Insurance.")

2. Mortality and expense risk charge, which is a daily charge equivalent to .50% on an annual basis against the VUL Account for mortality and expense risks. (See "Charges and Deductions--Mortality and Expense Risk Charge.")

    These illustrations also assume an average investment advisory fee of .76% on an annual basis, of the average daily net asset value of each of the Series of the Funds. These illustrations also assume other ongoing average Fund expenses of .28%. All other Fund expenses, except capital items such as brokerage commissions, are paid by the Adviser or Phoenix. Management may decide to limit the amount of expense reimbursement in the future. If expense reimbursement had not been in place for the fiscal year ended December 31, 1998, average total operating expenses for the Series would have been approximately 1.47% of the average net assets. See "Charges and Deductions--Investment Management Charge."

    Taking into account the mortality and expense risk charge and the investment advisory fees and expenses, the gross annual investment return rates of 0%, 6% and 12% on the Funds' assets are equivalent to net annual investment return rates of approximately -1.53%, 4.44% and 10.41%, respectively. For individual illustrations, interest rates ranging between 0% and 12% may be selected in place of the 6% rate.

    The hypothetical returns shown in the tables are without any tax charges that may be attributable to the VUL Account in the future. If such tax charges are imposed in the future, then in order to produce after tax returns equal to those illustrated for 0%, 6% and 12%, a sufficiently higher amount in excess of the hypothetical interest rates would have to be earned. (See "Charges and Deductions--Other Charges--Taxes.")

    The second column of each table shows the amount that would accumulate if an amount equal to the premiums paid were invested to earn interest, after taxes, at 5% compounded annually. These tables show that if a Policy is returned in its very early years for payment of its Rider Cash Value, that Rider Cash Value may be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning a Rider for a relatively short time may be high.

    On request, we will furnish the Rider Owner with a comparable illustration based on the age and sex of the proposed insured person(s), standard risk assumptions and the initial face amount and planned premium chosen.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY        PAGE 1 OF 2
                 STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
MALE 40 NEVERSMOKE

                     THE VARIABLE INSURANCE ADDITIONS RIDER

                            ASSUMING CURRENT CHARGES

                      DIVIDENDS
                      APPLIED TO               RIDER                           RIDER                          RIDER
          DIVIDENDS      VIAS                  CASH    VIA DEATH               CASH     VIA DEATH             CASH      VIA DEATH
          APPLIED TO    ACCUM.                 VALUE    BENEFIT                VALUE     BENEFIT              VALUE      BENEFIT
    YEAR     VIAS       @ 5.0%                 @ 0%       @ 0%                  @ 6%      @ 6%                @ 12%       @ 12%
  -------  ---------  ----------            ---------- ----------            --------- ----------            ---------  ----------
       1      1,614      1,695                 1,582      8,095                 1,678      8,095                 1,774      8,095
       2        365      2,163                 1,909      8,095                 2,126      8,095                 2,354      8,616
       3        473      2,767                 2,338      8,277                 2,705      9,577                 3,111     11,012
       4        580      3,515                 2,863      9,793                 3,419     11,694                 4,061     13,888
       5        690      4,415                 3,487     11,541                 4,276     14,155                 5,227     17,300

       6        803      5,479                 4,208     13,509                 5,285     16,966                 6,633     21,291
       7        920      6,719                 5,031     15,595                 6,456     20,014                 8,307     25,753
       8      1,073      8,182                 5,987     18,020                 7,833     23,576                10,316     31,052
       9      1,228      9,880                 7,076     20,590                 9,425     27,426                12,695     36,942
      10      1,383     11,826                 8,295     23,391                11,241     31,699                15,479     43,650

      11      1,545     14,040                 9,648     26,338                13,296     36,300                18,715     51,094
      12      1,715     16,542                11,139     29,519                15,608     41,363                22,457     59,512
      13      1,983     19,452                12,862     33,055                18,287     46,999                26,860     69,030
      14      2,250     22,787                14,809     36,874                21,346     53,152                31,986     79,645
      15      2,520     26,572                16,978     40,917                24,801     59,770                37,907     91,356

      16      2,813     30,854                19,386     45,363                28,688     67,131                44,722    104,651
      17      3,110     35,663                22,029     50,007                33,027     74,973                52,521    119,224
      18      3,310     40,921                24,808     54,826                37,732     83,389                61,289    135,449
      19      3,503     46,645                27,710     59,578                42,808     92,037                71,107    152,881
      20      3,708     52,871                30,744     64,255                48,277    100,898                82,087    171,561

    @ 65     54,126     92,626                44,786     81,511                78,568    142,994               154,570    281,317

VIA death benefit and Rider Cash Values are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no surrenders of VIA or withdrawals, and are calculated at the end of the Rider Year. Dividends applied to VIAs shown are allocated at the beginning of the Rider Year. Values shown reflect an effective annual asset charge of 1.54% (includes mortality and expense risk charge of 0.5% and average fund operating expenses of 1.04% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate dividends allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY        PAGE 2 OF 2
                 STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
MALE 40 NEVERSMOKE

                     THE VARIABLE INSURANCE ADDITIONS RIDER

                           ASSUMING GUARANTEED CHARGES

                      DIVIDENDS
                      APPLIED TO               RIDER                           RIDER                          RIDER
          DIVIDENDS      VIAS                  CASH    VIA DEATH               CASH     VIA DEATH             CASH      VIA DEATH
          APPLIED TO    ACCUM.                 VALUE    BENEFIT                VALUE     BENEFIT              VALUE      BENEFIT
    YEAR     VIAS       @ 5.0%                 @ 0%       @ 0%                  @ 6%      @ 6%                @ 12%       @ 12%
  -------  ---------  ----------            ---------- ----------            --------- ----------            ---------  ----------
       1      1,614      1,695                 1,574      8,095                 1,670      8,095                 1,766      8,095
       2        365      2,163                 1,895      8,095                 2,111      8,095                 2,338      8,556
       3        473      2,767                 2,316      8,198                 2,680      9,488                 3,082     10,912
       4        580      3,515                 2,832      9,685                 3,381     11,564                 4,016     13,734
       5        690      4,415                 3,443     11,397                 4,222     13,975                 5,159     17,076

       6        803      5,479                 4,150     13,323                 5,209     16,723                 6,534     20,974
       7        920      6,719                 4,955     15,361                 6,353     19,695                 8,168     25,321
       8      1,073      8,182                 5,890     17,728                 7,695     23,164                10,123     30,472
       9      1,228      9,880                 6,953     20,233                 9,245     26,904                12,433     36,180
      10      1,383     11,826                 8,140     22,956                11,008     31,044                15,128     42,661

      11      1,545     14,040                 9,456     25,818                12,999     35,489                18,252     49,830
      12      1,715     16,542                10,903     28,894                15,232     40,366                21,852     57,908
      13      1,983     19,452                12,572     32,312                17,814     45,783                26,074     67,011
      14      2,250     22,787                14,456     35,996                20,755     51,680                30,974     77,125
      15      2,520     26,572                16,549     39,885                24,066     57,999                36,612     88,235

      16      2,813     30,854                18,867     44,149                27,779     65,003                43,074    100,794
      17      3,110     35,663                21,404     48,588                31,908     72,431                50,435    114,487
      18      3,310     40,921                24,057     53,167                36,360     80,357                58,661    129,640
      19      3,503     46,645                26,815     57,652                41,136     88,443                67,816    145,804
      20      3,708     52,871                29,681     62,034                46,252     96,668                77,986    162,992

    @ 65     54,126     92,626                42,539     77,422                73,744    134,214               143,199    260,623

VIA death benefit and Rider Cash Values are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no surrenders of VIA or withdrawals, and are calculated at the end of the Rider Year. Dividends applied to VIAs shown are allocated at the beginning of the Rider Year. Values shown reflect an effective annual asset charge of 1.54% (includes mortality and expense risk charge of 0.5% and average fund operating expenses of 1.04% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate dividends allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY        PAGE 1 OF 2
                 STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
FEMALE 40 NEVERSMOKE

                     THE VARIABLE INSURANCE ADDITIONS RIDER

                            ASSUMING CURRENT CHARGES

                      DIVIDENDS
                      APPLIED TO               RIDER                           RIDER                          RIDER
          DIVIDENDS      VIAS                  CASH    VIA DEATH               CASH     VIA DEATH             CASH      VIA DEATH
          APPLIED TO    ACCUM.                 VALUE    BENEFIT                VALUE     BENEFIT              VALUE      BENEFIT
    YEAR     VIAS       @ 5.0%                 @ 0%       @ 0%                  @ 6%      @ 6%                @ 12%       @ 12%
  -------  ---------  ----------            ---------- ----------            --------- ----------            ---------  ----------

       1      1,634      1,716                 1,603      7,202                 1,701      7,213                 1,798      7,624
       2        450      2,274                 2,015      8,281                 2,238      9,199                 2,473     10,165
       3        548      2,963                 2,514      9,982                 2,899     11,510                 3,323     13,195
       4        648      3,792                 3,102     11,944                 3,691     14,210                 4,368     16,819
       5        748      4,767                 3,777     14,087                 4,618     17,226                 5,627     20,990

       6        845      5,892                 4,533     16,365                 5,683     20,517                 7,118     25,696
       7        950      7,184                 5,378     18,768                 6,900     24,081                 8,872     30,965
       8      1,063      8,660                 6,316     21,349                 8,283     27,996                10,925     36,926
       9      1,178     10,330                 7,348     24,104                 9,839     32,273                13,307     43,647
      10      1,295     12,206                 8,475     26,950                11,579     36,822                16,053     51,049

      11      1,418     14,305                 9,699     29,873                13,515     41,625                19,205     59,153
      12      1,550     16,648                11,027     32,861                15,663     46,676                22,813     67,984
      13      1,723     19,289                12,497     36,117                18,074     52,235                26,966     77,932
      14      1,900     22,249                14,109     39,647                20,761     58,340                31,719     89,130
      15      2,078     25,543                15,861     43,143                23,736     64,564                37,132    100,999

      16      2,268     29,202                17,762     46,891                27,022     71,339                43,282    114,265
      17      2,468     33,253                19,817     50,732                30,640     78,440                50,252    128,646
      18      2,628     37,675                21,985     54,744                34,562     86,061                58,077    144,613
      19      2,780     42,478                24,256     58,700                38,792     93,878                66,834    161,740
      20      2,945     47,694                26,640     62,605                43,355    101,886                76,628    180,077

    @ 65     45,842     80,976                37,769     76,672                68,824    139,713               141,750    287,753


VIA death benefit and Rider Cash Values are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no surrenders of VIA or withdrawals, and are calculated at the end of the Rider Year. Dividends applied to VIAs shown are allocated at the beginning of the Rider Year. Values shown reflect an effective annual asset charge of 1.54% (includes mortality and expense risk charge of 0.5% and average fund operating expenses of 1.04% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate dividends allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY        PAGE 2 OF 2
                 STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
FEMALE 40 NEVERSMOKE

                     THE VARIABLE INSURANCE ADDITIONS RIDER

                           ASSUMING GUARANTEED CHARGES

                      DIVIDENDS
                      APPLIED TO               RIDER                           RIDER                          RIDER
          DIVIDENDS      VIAS                  CASH    VIA DEATH               CASH     VIA DEATH             CASH      VIA DEATH
          APPLIED TO    ACCUM.                 VALUE    BENEFIT                VALUE     BENEFIT              VALUE      BENEFIT
    YEAR     VIAS       @ 5.0%                 @ 0%       @ 0%                  @ 6%      @ 6%                @ 12%       @ 12%
  -------  ---------  ----------            ---------- ----------            --------- ----------            ---------  ----------
       1      1,634      1,716                 1,597      7,202                 1,695      7,213                 1,792      7,597
       2        450      2,274                 2,002      8,228                 2,224      9,142                 2,458     10,102
       3        548      2,953                 2,493      9,896                 2,874     11,411                 3,295     13,080
       4        648      3,792                 3,069     11,818                 3,651     14,057                 4,320     16,634
       5        748      4,767                 3,730     13,915                 4,559     17,007                 5,553     20,714

       6        845      5,892                 4,470     16,138                 5,600     20,217                 7,009     25,304
       7        950      7,184                 5,295     18,479                 6,787     23,686                 8,718     30,427
       8      1,063      8,660                 6,210     20,989                 8,132     27,486                10,712     36,206
       9      1,178     10,330                 7,214     23,663                 9,642     31,627                13,018     42,700
      10      1,295     12,206                 8,308     26,419                11,326     36,016                15,669     49,828

      11      1,418     14,305                 9,494     29,241                13,194     40,637                18,702     57,602
      12      1,550     16,648                10,778     32,118                15,261     45,479                22,161     66,040
      13      1,723     19,289                12,197     35,249                17,576     50,795                26,129     75,513
      14      1,900     22,249                13,749     38,635                20,147     56,615                30,653     86,134
      15      2,078     25,543                15,433     41,978                22,986     62,522                35,786     97,337

      16      2,268     29,202                17,255     45,554                26,111     68,932                41,594    109,808
      17      2,468     33,253                19,222     49,209                29,541     75,626                48,150    123,264
      18      2,628     37,675                21,290     53,013                33,246     82,782                55,476    138,137
      19      2,780     42,478                23,451     56,751                37,226     90,087                63,639    154,006
      20      2,945     47,694                25,713     60,426                41,505     97,537                72,728    170,910

    @ 65     45,842     80,976                36,034     73,150                64,861    131,668               131,854    267,664

VIA death benefit and Rider Cash Values are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no surrenders of VIA or withdrawals, and are calculated at the end of the Rider Year. Dividends applied to VIAs shown are allocated at the beginning of the Rider Year. Values shown reflect an effective annual asset charge of 1.54% (includes mortality and expense risk charge of 0.5% and average fund operating expenses of 1.04% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate dividends allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated.

                           PART II. OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                              RULE 484 UNDERTAKING

    Section 723 of the New York Business Corporation Law, as made applicable to insurance companies by Section 108 of the New York Insurance Law, provides that a corporation may indemnify any director or officer of the corporation made, or threatened to be made, a party to an action or proceeding other than one by or in the right of the corporation to procure a judgment in its favor, whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, by reason of the fact that he, his testator or intestate, served such other corporation in any capacity at the request of the indemnifying corporation.

    Article VI Section 6.1 of the By-Laws of Phoenix Home Life provides that:
"To the full extent permitted by the laws of the State of New York, the Company shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person ... is or was a Director or Officer of the Company; or ... serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the Company, and also is or was a Director or Officer of the Company ... The Company shall also indemnify any [such] person ... by reason of the fact that such person or such person's testator or intestate is or was an employee or agent of the Company ...."

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                 REPRESENTATION PURSUANT TO SECTION 26(E)(2)(A)
                    UNDER THE INVESTMENT COMPANY ACT OF 1940

    Pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940, as amended, Phoenix Home Life Mutual Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks to be assumed thereunder by Phoenix Home Life Mutual Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Form S-6 Registration Statement comprises the following papers and documents: The facing sheet.

    The cross-reference sheet to Form N-8B-2.

    The Prospectus describing Phoenix Home Life Mutual Insurance Company's Variable Insurance Additions Amendment consisting of 63 pages.

    The undertaking to file reports.

    The Rule 484 undertaking.

    Representation Pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940.

    The signature page.

    The powers of attorney for Mr. Booth and Ms. Young are filed herewith. Powers of attorney for all others are incorporated herein by reference to registrant's Post-Effective Amendment No. 1 to Form S-6, Registration No. 333-23171, filed on February 28, 1998.

    Written consents of the following persons:

        (a)   Edwin L. Kerr, Esq.*

        (b)   PricewaterhouseCoopers, LLP*

        (c)   Paul M. Fischer, F.S.A.*

The following exhibits:

1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:

    A.  (1)   Resolution of the Board of Directors of Depositor establishing the VUL Account is incorporated herein by reference to registrant's Post-Effective Amendment No. 15 to Form S-6,
              Registration No. 33-23251, filed on April 30, 1998.

        (2)   Not Applicable.

        (3)   Distribution of Policies:

              (a) Master Service and Distribution Compliance Agreement between Depositor and Phoenix Equity Planning Corporation dated December 31, 1996, incorporated by reference to registrant's Post-Effective Amendment No. 15 to Form S-6, Registration No. 33-23251, filed on April 30, 1998.

              (b) Form of Broker Dealer Supervisory and Service Agreement between Phoenix Equity Planning Corporation and Independent Brokers with respect to the sale of Policies, incorporated by reference to registrant's Post-Effective Amendment No. 15 to Form S-6, Registration No. 33-23251, filed on April 30, 1998.

              (c)   Not Applicable.

        (4)  Not Applicable.

        (5)  Specimen Policies with optional riders.

             Variable Insurance Additions Rider Form TR10, filed via Edgar with Registrant's Registration Statement filed on Form S-6 on July 9, 1998.

        (6)  (a)    Charter of Phoenix Home Life Mutual Insurance Company is
                    incorporated herein by reference to registrant's
                    Post-Effective Amendment No. 12 to Form S-6, Registration
                    No. 33-23251, filed on February 13, 1996.

             (b) By-laws of Phoenix Home Life Mutual Insurance Company is incorporated herein by reference to registrant's Post-Effective Amendment No. 12 to Form S-6, Registration No. 33-23251, filed on February 13, 1996.

        (7)  Not Applicable.

        (8)  Not Applicable.

        (9)  Not Applicable.

        (10) Not Applicable.

2. Opinion of Edwin L. Kerr, Esq., Counsel of Depositor as to the legality of the securities being registered filed via Edgar on Registrants Form S-6 on November 10, 1998 and incorporated herein by reference.

3. Not Applicable. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

4.  Not Applicable.

5.  Not Applicable.

6.  Consent of PricewaterhouseCoopers, LLP.*

7.  Consent of Edwin L. Kerr, Esq.*

8.  Consent of Paul M. Fischer, F.S.A., CLU, ChFC*

--------------

*   Filed herewith.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant, Phoenix Home Life Variable Universal Life Account has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford, State of Connecticut on the 30th day of April, 1999.
                               PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                               -------------------------------------------------
                                                  (Registrant)



                               By:  PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                                   ---------------------------------------------
                                                  (Depositor)

                               By:             /s/ John H. Beers
                                   ---------------------------------------------
                                          *John H. Beers, Vice President
                                           and Associate General Counsel

  ATTEST:          /s/ John H. Beers
          ----------------------------------------
          John H. Beers, Assistant Secretary



    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 30th day of April, 1999.

                SIGNATURE                     TITLE
                ---------                     -----

                                              Director
 ---------------------------------------
             *Sal H. Alfiero

                                              Director
 ---------------------------------------
             *J. Carter Bacot

                                              Director
 ---------------------------------------
            **Richard H. Booth

                                              Director
 ---------------------------------------
            *Peter C. Browning

                                              Director
 ---------------------------------------
             *Arthur P. Byrne

                                              Director
 ---------------------------------------
            *Richard N. Cooper

                                              Director
 ---------------------------------------
             *Gordon J. Davis

                                              Chairman of the Board, President
 ---------------------------------------      and Chief Executive Officer
           *Robert W. Fiondella               (Principal Executive Officer)

                SIGNATURE                     TITLE
                ---------                     -----


                                              Director
 ---------------------------------------
           *Jerry J. Jasinowski

                                              Director
 ---------------------------------------
            *John W. Johnstone

                                              Director
 ---------------------------------------
           *Marilyn E. LaMarche

                                              Director
 ---------------------------------------
          *Philip R. McLoughlin

                                              Director
 ---------------------------------------
              *Indra Nooyi

                                              Executive Vice President and Chief
 ---------------------------------------      Financial Officer (Principal
            *David W. Searfoss                Accounting and Financial Officer)


                                              Director
 ---------------------------------------
            *Robert F. Vizza

                                              Director
 ---------------------------------------
           *Robert G. Wilson

                                              Director
 ---------------------------------------
            *Dona D. Young



By: /s/ John H. Beers
    --------------------------------------------------
*John H. Beers as Attorney-in-Fact pursuant to Powers of Attorney, previously filed.



                                      S-2